As filed with the Securities and Exchange Commission on April 26, 1999

                                               Registration No. 33-63246


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.                  [ ]

                       POST-EFFECTIVE AMENDMENT NO. 7                 [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                               Amendment No. 8                        [X]

                        (Check appropriate box or boxes)

              ----------------------------------------------------

                          WRL SERIES ANNUITY ACCOUNT B
                           (Exact Name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
         (Address of Depositor's Principal Executive Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (727) 299-1800

                              --------------------

                             Thomas E. Pierpan, Esq.
        Vice President, Assistant Secretary and Associate General Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate space):

______  immediately upon filing pursuant to paragraph (b) of Rule 486

  X     on MAY 1, 1999 pursuant to paragraph (b) of Rule 486
______
______   60 days after filing pursuant to paragraph (a) of Rule 485

______  on             , pursuant to paragraph (a) of Rule 486

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                                     [Janus Logo]

                         Janus Retirement Advantage(R)
                         Variable Annuity

                                             Issued Through
                                      WRL SERIES ANNUITY ACCOUNT B
                                                   By
                               WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                       PROSPECTUS

                                       MAY 1, 1999

                         This prospectus gives you important information about the Janus Retirement Advantage, a flexible payment variable accumulation deferred annuity. Please read this prospectus and the prospectus for the Janus Aspen Series before you invest and keep them for future reference. This Contract is available to individuals and can be used with individual retirement plans.

                          You can put your money into 12 investment choices: a
                         fixed account and 11 subaccounts of the WRL Series Annuity Account B. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio of the Janus Aspen Series. Your investments in the Janus portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

                         The 11 portfolios we currently offer through the subaccounts under this Contract are:

                                          JANUS ASPEN SERIES

                            Growth Portfolio           Equity Income Portfolio
                            Aggressive Growth          Growth and Income
                            Portfolio                  Portfolio
                            Capital Appreciation       Flexible Income Portfolio
                            Portfolio                  High-Yield Portfolio
                            International Growth       Money Market Portfolio
                            Portfolio
                            Worldwide Growth Portfolio
                            Balanced Portfolio

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                             Table - of contents

                DEFINITIONS OF SPECIAL TERMS....................    3
                SUMMARY.........................................    6
                ANNUITY CONTRACT FEE TABLE......................   12
                EXAMPLE.........................................   13
                 1. THE ANNUITY CONTRACT........................   14
                 2. ANNUITY PAYMENTS (THE INCOME PHASE).........   15
                     Annuity Payment Options....................   15
                     Fixed Annuity Options......................   17
                     Variable Annuity Options...................   18
                 3. PURCHASE....................................   20
                     Contract Issue Requirements................   20
                     Purchase Payments..........................   20
                     Initial Purchase Requirements..............   20
                     Additional Purchase Payments...............   21
                     Maximum Annual Purchase Payments...........   21
                     Allocation of Purchase Payments............   22
                     Annuity Value..............................   22
                     Accumulation Units.........................   22
                 4. INVESTMENT CHOICES..........................   24
                     The Separate Account.......................   24
                     Janus Aspen Series.........................   24
                     The Fixed Account..........................   24
                     Transfers..................................   25
                     Systematic Exchanges.......................   27
                     Asset Rebalancing Program..................   27
                     Telephone Transactions.....................   28
                 5. EXPENSES....................................   29
                     Surrenders and Partial Withdrawals.........   29
                     Mortality and Expense Risk Charge..........   29
                     Administrative Charge......................   29
                     Annual Contract Charge.....................   29
                     Premium Taxes..............................   30
                     Federal, State and Local Taxes.............   30
                     Transfer Charge............................   30
                     Portfolio Management Fees..................   31


                                                            Table of contents  1

                 6. TAXES.......................................   32
                     Annuity Contracts in General...............   32
                     Qualified and Non-Qualified Contracts......   32
                     Withdrawals - Non-Qualified Contracts......   33
                     Withdrawals - Qualified Contracts..........   34
                     Diversification and Distribution
                       Requirements.............................   34
                     Multiple Contracts.........................   34
                     Partial Withdrawals and Surrenders
                       - Qualified Contracts ...................   35
                     Taxation of Death Benefit Proceeds.........   35
                     Annuity Payments...........................   36
                     Transfers, Assignments or Exchanges of
                       Contracts................................   37
                     Possible Tax Law Changes...................   37
                 7. ACCESS TO YOUR MONEY........................   38
                     Surrenders and Withdrawals.................   38
                     Delay of Payment and Transfers.............   39
                     Systematic Partial Withdrawals.............   40
                 8. PERFORMANCE.................................   41
                 9. DEATH BENEFIT...............................   42
                     When We Pay A Death Benefit................   42
                     When We Do Not Pay A Death Benefit.........   43
                     Amount of Death Benefit....................   43
                     Alternate Payment Elections................   44
                10. OTHER INFORMATION...........................   45
                     Ownership..................................   45
                     Assignment.................................   45
                     Western Reserve Life Assurance Co. of
                       Ohio.....................................   45
                     The Separate Account.......................   45
                     Voting Rights..............................   46
                     Distributor of the Contracts...............   47
                     Non-participating Contract.................   47
                     Variations in Contract Provisions..........   47
                     Year 2000 Readiness Disclosure.............   48
                     IMSA.......................................   48
                     Legal Proceedings..........................   49
                     Financial Statements.......................   49
                TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
                  INFORMATION...................................   50
                APPENDIX A
                     Condensed Financial Information............   51
                APPENDIX B
                     Historical Performance Data................   55


 2 Janus Retirement Advantage Variable Annuity

                                                  Definitions of - special terms

accumulation period              The period between the Contract Date and the
                                 maturity date while the Contract is in force.

accumulation unit value          An accounting unit of measure used to calculate
                                 subaccount values during the accumulation period.

age The issue age, which is annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.

annuitant                        The person named in the application, or as
                                 subsequently changed, to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.

annuity value                    The sum of the separate account value and the
                                 fixed account value.

annuity unit value               An accounting unit of measure used to calculate
                                 annuity payments from certain subaccounts after the maturity date.

beneficiary(ies)                 The person(s) entitled to receive the death
                                 benefit proceeds under the Contract.


Cash Value                       The annuity value less any applicable premium
                                 taxes.

Code                             The Internal Revenue Code of 1986, as amended.

Contract Date                    The later of the date on which the initial
                                 purchase payment is received and the date that the properly completed application is received at Western Reserve's administrative office.

fixed account                    An allocation option under the Contract, other
                                 than the separate account, that provides for accumulation of purchase payments, and options for annuity payments on a fixed basis. For

                                                 Definitions of special terms  3

                                 Contracts issued in the State of Washington, the fixed account is not available for allocation of purchase payments or transfers.

fixed account value              During the accumulation period, a Contract's
                                 value allocated to the fixed account.

in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date                    The date on which the accumulation period ends
                                 and annuity payments begin.

Non-Qualified Contracts          Contracts issued other than in connection with
                                 retirement plans. Non-Qualified Contracts do not qualify for special Federal income tax treatment under the Code.

owner, you, your                 The person(s) entitled to exercise all rights
                                 under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio                        A separate investment portfolio of the Trust.

purchase payments                Amounts paid by an owner or on the owner's
                                 behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term "purchase payment" in this prospectus, it has the same meaning as "net purchase payment" in the Contract, which means the purchase payment less any applicable premium taxes.

Qualified Contracts              Contracts issued in connection with retirement
                                 plans that qualify for special Federal income tax treatment under the Code.

separate account                 WRL Series Annuity Account B, a separate
                                 account composed of subaccounts established to


 4 Janus Retirement Advantage Variable Annuity
                                 receive and invest purchase payments not allocated to the fixed account.

separate account value           During the accumulation period, a Contract's
                                 value in the separate account, which equals the total value in each subaccount during the accumulation period.

subaccount                       A sub-division of the separate account that
                                 invests exclusively in the shares of a
                                 specified portfolio and supports the Contracts.
                                 Subaccounts corresponding to each applicable portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each applicable portfolio will hold assets after the maturity date if a variable annuity option is selected.

surrender                        The termination of a Contract at the option of
                                 the owner.

Trust Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.

Valuation Date                   Each day on which the New York Stock
                                 Exchange is open for trading, except when a subaccount's corresponding portfolio does not value its shares.

Valuation Period                 The period beginning at the end of one
                                 Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                                 Definitions of special terms  5

Summary -

               THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. THE ANNUITY CONTRACT

               The Janus Retirement Advantage(R) is a flexible payment variable deferred annuity contract (the "Contract") offered by Western Reserve Life Assurance Co. of Ohio (Western Reserve, we, us). It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

               The Contract allows you to direct your money into any of the 11 subaccounts. Each subaccount invests exclusively in a single portfolio of the Janus Aspen Series (the "Trust") listed in
               Section 4. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

               You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

               You can transfer money between any of the investment choices.

               The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the

 6 Janus Retirement Advantage Variable Annuity
               annuity payment option you choose, will determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

               The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time.

3. PURCHASE

               You can buy this Contract with $2,500 or more under most circumstances. You can add as little as $100 at any time during the accumulation period.

4. INVESTMENT CHOICES

               You can invest your money in any of the 11 portfolios of the Trust by directing it to the corresponding subaccount. The portfolios are described in the prospectuses for the Trust. The portfolios now available to you under the Contract are:

               11 PORTFOLIOS OF THE JANUS ASPEN SERIES

               Growth Portfolio
               Aggressive Growth Portfolio
               Capital Appreciation Portfolio
               International Growth Portfolio
               Worldwide Growth Portfolio
               Balanced Portfolio
               Equity Income Portfolio
               Growth and Income Portfolio
               Flexible Income Portfolio
               High-Yield Portfolio
               Money Market Portfolio

                                                                      Summary  7

               Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

               You can also allocate your purchase payments to the fixed account.

5. EXPENSES

               We do not take any deductions from purchase payments at the time you buy the Contract. You invest the full amount of each purchase payment in one or more of the investment choices.

               We deduct from the daily net assets a mortality and expense risk charge of 0.50% and an administrative charge of 0.15% each year from the money you have invested in the subaccounts.

               During the accumulation period, we deduct an Annual Contract Charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. Deduction of the Annual Contract Charge is currently waived when the annuity value on the anniversary is equal to or greater than $25,000.

               We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

               We will deduct state premium taxes, which currently range from 0% to 3.50%, if:

               - you surrender the Contract; or

               - partially withdraw its value; or

               - we pay out death benefit proceeds; or

               - you begin to receive regular annuity payments.

               We only charge you premium taxes in those states that require us to pay premium taxes.

               The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.25% to 0.75% annually, depending on the portfolio. See the prospectuses for the Trust and the Fee Table in this prospectus.

 8 Janus Retirement Advantage Variable Annuity

6. TAXES

               The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

7. ACCESS TO YOUR MONEY

               You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the Cash Value below $2,500. No withdrawals may be made from the fixed account without prior consent from us. You may also have to pay Federal income tax and a penalty tax on any money you take out. No surrender charges apply.

8. PERFORMANCE

               The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

               If you are both the owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit.

               If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who would receive it. Use care when naming owners, annuitants and beneficiaries.

                                                                      Summary  9

               The death benefit will be the greater of:

               - the value of your Contract on the date we receive proof of death and your beneficiary's election regarding payment; and

               - the total purchase payments you make to the Contract, less partial withdrawals.

10. OTHER INFORMATION

               RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. The amount of the refund will generally be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. We determine the value of the refund as of the date we receive the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days, or receive a different refund amount.

               WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

               ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

               - SYSTEMATIC PARTIAL WITHDRAWALS: You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income, and, in certain circumstances, may be subject to penalty taxes.

 10 Janus Retirement Advantage Variable Annuity

               - SYSTEMATIC EXCHANGES: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the Money Market, Flexible Income, High-Yield subaccounts or the fixed account into your choice of subaccounts. This is also known as dollar cost averaging, a long-term investment method which provides for regular, level investments over time. Systematic Exchanges do not guarantee a profit or protect against a loss if market prices decline.

               - ASSET REBALANCING: We will automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

               - TELEPHONE TRANSACTIONS: You may make transfers, change the allocation of additional purchase payments and/or make additional purchase payments by telephone.

               These features are not available in all states and may not be suitable for your particular situation.

               Certain states place restrictions on access to the fixed account, on the death benefit calculation and on other features of the Contract. Consult your Contract form for details.

11. INQUIRIES

               If you need additional information, please contact us at:

               Western Reserve Life
               Annuity Department
               P.O. Box 9052
               Clearwater, FL 33758-9052
               1-800-504-4440

                                                                     Summary  11

Annuity contract - fee table

   -------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNT ANNUAL EXPENSES
        Owner Transaction Expenses            (as a percentage of average account value)
   -------------------------------------------------------------------------------------
   Sales Load On Purchase Payments..None      Mortality and Expense Risk Charge.. 0.50%
   Maximum Withdrawal Charge........None      Administrative Charge.............. 0.15%
   Transfer Charge.............$10 after                                          -----
   12 per Contract year                       TOTAL SEPARATE ACCOUNT  ANNUAL
                                              EXPENSES........................... 0.65%
   -------------------------------------
   OTHER EXPENSES
   -------------------------------------
   Annual Contract Charge*.......$30 per
   Contract Year
   * We waive the Annual Contract Charge
     when the annuity value on the
     anniversary is equal to or greater
     than $25,000.
   -------------------------------------------------------------------------------------

                                    PORTFOLIO ANNUAL EXPENSES(1)
                              (as a percentage of average net assets)
   ----------------------------------------------------------------------------------------------
                                                                                    Total Annual
                                                     Total Annual                     Portfolio
                                                      Portfolio          Total        Operating
                                                  Operating Expenses    Waivers     Expenses with
    Janus Aspen Series    Management    Other     Without Waivers or      And        Waivers or
        Portfolios           Fee       Expenses       Reductions       Reductions   Reductions(2)
   ----------------------------------------------------------------------------------------------
   Growth                    0.72%       0.03%           0.75%            0.07%         0.68%
   Aggressive Growth         0.72%       0.03%           0.75%             N/A          0.75%
   Capital Appreciation      0.75%       0.22%           0.97%            0.05%         0.92%
   International Growth      0.75%       0.20%           0.95%            0.09%         0.86%
   Worldwide Growth          0.67%       0.07%           0.74%            0.02%         0.72%
   Balanced                  0.72%       0.02%           0.74%             N/A          0.74%
   Equity Income             0.75%       1.11%           1.86%            0.61%         1.25%
   Growth and Income(3)      0.75%       2.31%           3.06%            1.81%         1.25%
   Flexible Income           0.65%       0.08%           0.73%             N/A          0.73%
   High-Yield                0.75%       1.36%           2.11%            1.11%         1.00%
   Money Market              0.25%       0.09%           0.34%             N/A          0.34%
   ----------------------------------------------------------------------------------------------



(1) The fee table information relating to the Janus portfolios is for 1998 and was provided to Western Reserve by the Trust. Western Reserve has not independently verified such information.

R(2) All portfolio expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreements.

(3) Because Growth and Income commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are annualized.


 12 Janus Retirement Advantage Variable Annuity

                                                                       - Example


               You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed.



   -----------------------------------------------------------------------------------------
                                                If the Contract is surrendered or annuitized
                                                  at the end of the applicable time period
                   Subaccounts                  1 Year     3 Years     5 Years     10 Years
   -----------------------------------------------------------------------------------------
   Growth                                         $14        $43         $ 74        $164
   Aggressive Growth                              $15        $46         $ 80        $175
   Capital Appreciation                           $16        $51         $ 88        $192
   International Growth                           $16        $50         $ 86        $187
   Worldwide Growth                               $15        $45         $ 78        $171
   Balanced                                       $15        $46         $ 79        $174
   Equity Income                                  $20        $62         $106        $229
   Growth and Income                              $20        $62         $106        $229
   Flexible Income                                $15        $46         $ 79        $172
   High-Yield                                     $17        $54         $ 93        $202
   Money Market                                   $11        $33         $ 58        $128
   -----------------------------------------------------------------------------------------



              The table above will help you understand the costs of investing in the subaccounts. The table reflects the 1998 expenses of the portfolios of the Trust and the subaccount fees and charges without waivers or reductions. The table does not reflect premium taxes which may range up to 3.5%, depending on the jurisdiction.

               THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

               In this example, the $30 Annual Contract Charge is reflected as a charge of 0.06% based on an average Contract value of $50,087.


               There is a financial history of each subaccount in Appendix A to this prospectus. See Appendix A - Condensed Financial Information.

                                                                     Example  13

1. The annuity - contract

               This prospectus describes the Janus Retirement Advantage Variable Annuity Contract offered by Western Reserve.

               An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin after the maturity date. (See
               Section 2.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

               The Contract is a flexible purchase variable annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

               It is a "flexible purchase" Contract because after you purchase it, you can generally make additional investments of $100 or more, until the maturity date. But you are not required to make any additional investments.

               The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. The amount of annuity payments you receive during the income phase from the variable annuity portion of your Contract also depends upon the investment performance of your investment choices for the income phase.

               The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

 14 Janus Retirement Advantage Variable Annuity

               2. Annuity - payments
               (the income phase)

               You choose the date when annuity payments under the Contract start. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The latest annuity maturity date is the Contract month following the month in which the annuitant reaches age 90.

               ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

               If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date.

               Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. As of the maturity date, you can change the annuitant or add a joint annuitant, so long as we agree. If you do not choose an annuitant, we will consider you to be the annuitant.

               SUPPLEMENTAL CONTRACT. Once you annuitize and you have selected a fixed payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

               ANNUITY PAYMENT OPTIONS

               The Contract provides five annuity payment options that are described below. You can choose to receive payments monthly, quarterly, semi-annually, or annually.

                                      2. Annuity payments (the income phase)  15

               We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $100, then we will pay you the annuity proceeds in one lump sum.

               FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on five things:

               - The amount of the annuity proceeds on the maturity date;

               - The gender of the annuitant;

               - The age of the annuitant or beneficiary;

               - The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and

               - The specific payment option you choose.

               We may, in our discretion, increase the amount of a payment once payments begin.

               VARIABLE ANNUITY INCOME PAYMENTS. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment will remain equal. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than

 16 Janus Retirement Advantage Variable Annuity
               the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge and the administrative charge) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information or how variable annuity income payments are determined, see the SAI.

               The annuity payment options are explained below. Options A, B, and C are fixed only. Options D and E are variable only.

               FIXED ANNUITY OPTIONS

               PAYMENT OPTION A - FIXED INSTALLMENTS: We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

               PAYMENT OPTION B - LIFE INCOME - FIXED PAYMENTS:

               - No Period Certain - We will make level payments only during the annuitant's lifetime; or

               - 10 Years Certain - We will make level payments for the longer of the annuitant's lifetime or ten years; or

               - Guaranteed Return of Annuity Proceeds - We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

               PAYMENT OPTION C - JOINT AND SURVIVOR LIFE INCOME - FIXED
               PAYMENTS:

               - We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

                                      2. Annuity payments (the income phase)  17

               VARIABLE ANNUITY OPTIONS

               PAYMENT OPTION D - VARIABLE LIFE INCOME: The annuity proceeds are used to purchase annuity units of the subaccounts you select. You may choose between:

               - No Period Certain - We will make variable payments only during the annuitant's lifetime; or

               - 10 Years Certain - We will make variable payments for the longer of the annuitant's lifetime or ten years.

               PAYMENT OPTION E - VARIABLE JOINT AND SURVIVOR LIFE INCOME:

               - We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

               NOTE CAREFULLY:

               IF:

               - you choose Life Income with No Period Certain or a Joint and
                 Survivor Life Income (fixed or variable); and

               - the annuitant(s) dies before the due date of the second annuity payment;

               THEN:

               - we may make only one annuity payment.

               IF:

               - you choose Fixed Installments, Life Income with 10 years
                 Certain or Guaranteed Return of Annuity Proceeds; and

               - the person receiving payments dies prior to the end of the guaranteed period;

               THEN:

               - the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

 18 Janus Retirement Advantage Variable Annuity

               We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The payee is responsible to keep Western Reserve informed of the payee's current address of record.

                                      2. Annuity payments (the income phase)  19

3. - Purchase

               CONTRACT ISSUE REQUIREMENTS

               Western Reserve will issue a Contract

               IF:

               - we receive the information we need to issue the Contract;

               - we receive a minimum initial purchase payment; and

               - you are age 85 or younger.

               PURCHASE PAYMENTS

               You should make checks or drafts for purchase payments payable only to "Western Reserve" and send them to the administrative office. Your check or draft must be honored in order for Western Reserve to pay any associated payments and benefits due under the Contract.

               INITIAL PURCHASE REQUIREMENTS

               The initial purchase payment for most Contracts must be at least $2,500. We will credit your initial purchase payment to your Contract within two business days after the day we receive it and your complete Contract information. If we are unable to credit your initial purchase payment, we will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us to keep it. We will credit it as soon as we receive all necessary application information.

               The date on which we credit your initial purchase payment to your Contract is the Contract Date. The Contract Date is used to determine Contract years, Contract months and Contract anniversaries.


               You may wire your initial purchase payment to us. You must send an application by facsimile ("faxed application") at the same time that you send the wire transfer. The faxed application should be faxed to 1-727-299-1620.


 20 Janus Retirement Advantage Variable Annuity

               We will follow the same procedures for completing your application and crediting your initial purchase payment as are discussed above. When the faxed application contains all the information we need to issue your Contract and credit your payment, but you did not sign the faxed application, we will issue your Contract and credit your payment according to the allocation instructions you specified in the faxed application. We will also send you a new application for your signature that will contain all the information on the faxed application. You must sign the new application and return it to us.

               If the allocation instructions on the signed application you returned to us do not match the instructions on the faxed application, we will reallocate your annuity value to fit the allocation instructions on the signed application. We will effect the reallocation at the accumulation unit value next determined after we receive the signed application.


               If you wish to make payments by bank wire, you should instruct your bank to wire Federal Funds to us. Please contact us at 1-800-504-4440 for complete wire instructions.

               We may reject any application or purchase payments for any reason permitted by law.

               ADDITIONAL PURCHASE PAYMENTS

               You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. Additional purchase payments must be at least $100 ($1,000 if by wire). We will credit additional purchase payments to your Contract as of the business day we receive your purchase payment and required information.

               MAXIMUM ANNUAL PURCHASE PAYMENTS

               We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval.

                                                                 3. Purchase  21

               ALLOCATION OF PURCHASE PAYMENTS

               When you purchase a Contract, we will allocate your purchase payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We may in the future require that you allocate at least 10% of each payment to any particular investment choice. No fractional percentages are permitted. We will allocate additional purchase payments the same way, unless you request a different allocation.

               You may change allocations for future additional purchase payments by sending written instructions or by telephone, subject to the limitations described below under "Telephone Transactions." The allocation change will apply to purchase payments received after the date we receive the change request.

               You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objective may change.

               ANNUITY VALUE

               You should expect your annuity value to change from Valuation Period to Valuation Period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A Valuation Period begins at the close of business on each business day and ends at the close of business on the next succeeding business day. A business day is any day the New York Stock Exchange is open. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We observe the same holidays as the New York Stock Exchange.

               ACCUMULATION UNITS

               We measure the value of your Contract during the accumulation period by using a unit called an accumulation unit. During the income phase, we call the unit an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many

 22 Janus Retirement Advantage Variable Annuity
               accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that business day. If you withdraw or transfer out of a subaccount, or if we assess a transfer or Annual Contract Charge, we subtract accumulation units from the subaccounts using the same method.

               Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each business day. The new value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

                                                                 3. Purchase  23

4. Investment - choices

               THE SEPARATE ACCOUNT

               The separate account currently consists of eleven subaccounts.

               JANUS ASPEN SERIES

               Each subaccount invests exclusively in one portfolio of the Trust. Janus Capital serves as the investment adviser to each portfolio. The portfolios are listed below.

               Growth Portfolio
               Aggressive Growth Portfolio
               Capital Appreciation Portfolio
               International Growth Portfolio
               Worldwide Growth Portfolio
               Balanced Portfolio
               Equity Income Portfolio
               Growth and Income Portfolio
               Flexible Income Portfolio
               High-Yield Portfolio
               Money Market Portfolio


               The general public may not purchase these portfolios. Their investment objective and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds would be similar to those of the portfolios offered by this prospectus.


               THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING AN EXPLANATION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE, MAY BE FOUND IN THE TRUST'S CURRENT PROSPECTUS, WHICH IS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUS FOR THE TRUST CAREFULLY BEFORE YOU INVEST.

               THE FIXED ACCOUNT

               Purchase payments allocated and amounts transferred to the fixed account become part of the general account of Western Reserve.

 24 Janus Retirement Advantage Variable Annuity

               Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

               We guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We established the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year.

               If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

               When you request a transfer or partial withdrawal from the fixed account, we will account for it on a last-in, first-out ("LIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the most recent money you have put in the fixed account.

               Washington State residents: The fixed account is NOT available to you. You may not direct any money to the fixed account or transfer any of your Contract's value into the fixed account.

               TRANSFERS

               During the accumulation period, you may make transfers from any subaccount as often as you wish. However, we will not permit

                                                       4. Investment choices  25
               you to make transfers if you have elected Systematic Exchanges, asset rebalancing or systematic withdrawals.

               Transfers from the fixed account are allowed once each Contract year. You may transfer the entire dollar amount in the fixed account. We may, in the future, limit the amount you can transfer out of the fixed account to the greater of: (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

               Washington State residents: You may NOT transfer any of your Contract's value into the fixed account.

               Transfers may be made by telephone, subject to limitations described below under "Telephone Transactions."

               If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

               The Contract's transfer privilege is not intended to afford Contract owners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at lease 30 days apart) from each portfolio, except from the Money Market portfolio. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

               We may, at any time, no longer permit transfers, modify our procedures, or limit the number of transfers we permit. We will ordinarily execute transfers and determine all values in connection with transfers at the end of the business day during which we receive the transfer request.

 26 Janus Retirement Advantage Variable Annuity

               SYSTEMATIC EXCHANGES

               Systematic Exchanges allows you to systematically transfer a specific amount each month from the Money Market subaccount, the Flexible Income subaccount, the High-Yield subaccount, the fixed account, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, each transfer must be at least $100. To qualify, a minimum of $2,500 must be in each subaccount from which we make the transfer. There is no charge for this program. These transfers do count towards the twelve free transfers allowed during each Contract year.

               By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. It does not guarantee a profit and it does not protect you from loss if market prices decline.

               We reserve the right to discontinue offering Systematic Exchanges 30 days after we send notice to you. Systematic Exchanges is not available if you have elected systematic partial withdrawals.

               ASSET REBALANCING PROGRAM

               During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in Systematic Exchanges, systematic partial withdrawals or if any other transfer is requested. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

               To qualify for asset rebalancing, a minimum annuity value of $2,500 for an existing Contract, or a minimum initial purchase payment of $2,500 for a new Contract is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

                                                       4. Investment choices  27

               Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

               We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

               TELEPHONE TRANSACTIONS

               You may make additional purchase payments, transfers and change the allocation of additional purchase payments by telephone

               IF:

               - you complete the appropriate form; or

               - you later request telephone transfers in writing.

               When you make an additional purchase by telephone, we will automatically debit your predesignated bank account for the requested amount. Call 1-800-504-4440 to request the proper form to be completed.

               To make telephone transfers, call 1-800-504-4440. You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

               Telephone requests must be received before 4:00 P.M. Eastern time to assure same-day pricing of the transaction. We may discontinue this option at any time.

 28 Janus Retirement Advantage Variable Annuity

                                                                   5. - Expenses

               There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract.

               SURRENDERS AND PARTIAL WITHDRAWALS

               During the accumulation period, you can withdraw part or all of the Cash Value. Cash Value is the annuity value less any premium taxes. No surrender charges apply.

               MORTALITY AND EXPENSE RISK CHARGE

               We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain expenses of the Contract, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.50% of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during both the accumulation period and the annuity period (the income phase).

               If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge covers more than actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

               ADMINISTRATIVE CHARGE

               We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during both the accumulation period and the annuity period (the income phase). This charge is guaranteed not to be increased.

               ANNUAL CONTRACT CHARGE

               We deduct an Annual Contract Charge of $30 from your annuity value on each Contract anniversary and at surrender. We deduct

                                                                 5. Expenses  29
               the charge to cover our costs of administering the Contract. This charge is currently waived when the annuity value on the anniversary is equal to or greater than $25,000. We reserve the right to modify this waiver upon 30 days written notice to you.

               PREMIUM TAXES

               Some states assess premium taxes on the purchase payments you make. Currently, we do not deduct for these taxes at the time you make a purchase payment. However, we will deduct the total amount of premium taxes, if any, from the annuity value when:

               - you elect to begin receiving annuity payments;

               - you surrender the Contract;

               - you request a partial withdrawal; or

               - a death benefit is paid.

               Generally, premium taxes range from 0% to 3.50%, depending on the state.

               FEDERAL, STATE AND LOCAL TAXES

               We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

               TRANSFER CHARGE

               You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Systematic Exchange transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

 30 Janus Retirement Advantage Variable Annuity

               PORTFOLIO MANAGEMENT FEES

               The value of the assets in each subaccount is reduced by the fees and expenses paid by the portfolios of the Trust. A description of these expenses is found in the "Fee Table" section of this prospectus and in the Trust's prospectus.

                                                                 5. Expenses  31

6. - Taxes

               NOTE: WESTERN RESERVE HAS PREPARED THE FOLLOWING INFORMATION ON FEDERAL INCOME TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES. WE BELIEVE THAT THE CONTRACT QUALIFIES AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES AND THE FOLLOWING DISCUSSIONS ASSUMES IT SO QUALIFIES. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

               ANNUITY CONTRACTS IN GENERAL

               Deferred annuity Contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

               Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract - Qualified or Non-Qualified (discussed below).

               You will not be taxed on increases in the value of your Contract until a distribution occurs - either as a withdrawal or as annuity payments.

               When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

               QUALIFIED AND NON-QUALIFIED CONTRACTS

               If you purchase the Contract under an individual retirement annuity, your Contract is referred to as a Qualified Contract.

               If you purchase the Contract as an individual and not under a Qualified Contract, your Contract is referred to as a Non-Qualified Contract.

 32 Janus Retirement Advantage Variable Annuity

               A Qualified Contract may be used in connection with the following plans:

               - INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

               There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a Qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

               WITHDRAWALS - NON-QUALIFIED CONTRACTS

               If you make a withdrawal from your Contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. Different rules apply for annuity payments.

               The Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

               - paid on or after the taxpayer reaches age 59 1/2;

               - paid after the taxpayer dies;

               - paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

               - paid in a series of substantially equal payments made annually
                 (or more frequently) under a lifetime annuity;

               - paid under an immediate annuity; or

                                                                    6. Taxes  33

               - which come from purchase payments made prior to August 14,
                 1982.

               WITHDRAWALS - QUALIFIED CONTRACTS

               The above information describing the taxation of Non-Qualified Contracts does not apply to Qualified Contracts. There are special rules that govern with respect to Qualified Contracts, including rules restricting the time when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts withdrawn from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

               DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

               The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. A Non-Qualified Contract must meet certain distribution requirements upon an owner's death in order to be treated as an annuity Contract. A Qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. Western Reserve may modify the Contract to attempt to maintain favorable tax treatment.

               MULTIPLE CONTRACTS

               All Non-Qualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

 34 Janus Retirement Advantage Variable Annuity

               PARTIAL WITHDRAWALS AND SURRENDERS - QUALIFIED CONTRACTS

               In the case of a partial withdrawal, systematic partial withdrawal, or surrender distributed to a participant or beneficiary under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

               Generally, in the case of a partial withdrawal, systematic partial withdrawal, or surrender under a Non-Qualified Contract before the maturity date, amounts received are first treated as taxable income to the extent that the annuity value immediately before the partial withdrawal, systematic partial withdrawal, or surrender exceeds the "investment in the contract" at that time. Any additional amount partially withdrawn, applied to a systematic partial withdrawal or surrender is not taxable. In the event of a partial withdrawal or systematic partial withdrawal from, or surrender of, a Non-Qualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

               Assignment of Non-Qualified Contracts are taxed in the same manner as withdrawals from such Contracts.

               TAXATION OF DEATH BENEFIT PROCEEDS

               We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includible in the income of the recipient:

               - if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

                                                                    6. Taxes  35

               - if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

               For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total purchase payments, less amounts received which were not includible in gross income.

               ANNUITY PAYMENTS

               Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includible in your gross income.

               In general, the excludible portion of each annuity payment you receive will be generally determined as follows:

               - Fixed payments - by dividing the "investment in the contract"
                 on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

               - Variable payments - by dividing the "investment in the
                 contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

               The remainder of each annuity payment is includible in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includible in gross income.

               If you select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

 36 Janus Retirement Advantage Variable Annuity

               If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

               TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

               If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

               POSSIBLE TAX LAW CHANGES

               Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Contract.

                                                                    6. Taxes  37

7. Access - to your money

               SURRENDERS AND WITHDRAWALS

               You can have access to the money in your Contract in several ways:

               - by making a withdrawal (either a complete surrender or partial withdrawal); or

               - by taking annuity payments.

               If you want to completely surrender your Contract, you will receive your Cash Value, which equals the annuity value of your Contract minus:

               - premium taxes; and

               - the Annual Contract Charge.

               No partial withdrawal is permitted if the withdrawal would reduce the Cash Value below $2,500. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the Cash Value.

               Remember that any withdrawal you take will reduce the annuity value, and might reduce the amount of the death benefit. See
               Section 9, Death Benefit, for more details. Income taxes, Federal tax penalties and certain restrictions may apply to any withdrawals you make.

               We must receive a properly completed surrender request which must contain your original signature. We will accept faxed requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record.

               When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or surrender payment, we will deduct that charge from the payment. We charge $15 for a wire transfer and $20 for an overnight delivery.

               For your protection, we will require a signature guarantee for:

               - all requests for partial withdrawals or surrenders over
                 $500,000; or

 38 Janus Retirement Advantage Variable Annuity

               - where the partial withdrawal or surrender proceeds will be sent to an address other than the address of record.

               All signature guarantees must be made by:

               - a national or state bank;

               - a member firm of a national stock exchange; or

               - any institution that is an eligible guarantor under SEC rules and regulations.

               If the Contract's owner is not an individual, additional information may be required. If you own a Qualified Contract, the tax code may require your spouse to consent to any withdrawal. For more information, call us at 1-800-504-4440.

               DELAY OF PAYMENT AND TRANSFERS

               Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a Non-Qualified Contract, will generally occur within seven business days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

               - the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or

               - an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

               - the SEC permits a delay for the protection of owners.

               In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

               Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals and surrenders from the fixed account for up to six months.

                                                     7. Access to your money  39

               SYSTEMATIC PARTIAL WITHDRAWALS

               You can elect to receive regular payments from your Contract by using systematic partial withdrawals. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200. Your Cash Value must equal at least $25,000. No systematic partial withdrawals are permitted from the fixed account.

               You may stop systematic partial withdrawals at any time. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you notice. Systematic partial withdrawals are not available if you have elected Systematic Exchanges or the asset rebalancing program.

               Income taxes, Federal tax penalties and other restrictions may apply to any systematic withdrawal you receive.

 40 Janus Retirement Advantage Variable Annuity

                                                                8. - Performance

               Western Reserve periodically advertises performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

               First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the administrative charge, and the Annual Contract Charge. These figures are based on the actual historical performance of the subaccounts since their inception.

               Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standard performance data if it is accompanied by standard total return data.

               Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

               Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

               Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

                                                              8. Performance  41

9. Death - benefit

               We will pay a death benefit to your beneficiary, under certain circumstances, if you are an owner and the annuitant and you die during the accumulation period. (If you are not the annuitant, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

               WHEN WE PAY A DEATH BENEFIT

               BEFORE THE MATURITY DATE

               We will pay a death benefit to your beneficiary

               IF:

               - you are both the annuitant and the owner of the Contract; and

               - you die before the maturity date.

               If the only beneficiary is your surviving spouse, then he or she may elect to continue the Contract as the new annuitant and owner, instead of receiving the death benefit.

               Distribution requirements apply to the annuity value upon the death of any owner or annuitant. These restrictions are detailed in the SAI.

               AFTER THE MATURITY DATE

               The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected.

               IF:

               - you are not the annuitant; and

               - you die on or after the maturity date; and

               - the entire interest in the Contract has not been paid to you;

               THEN:

               - any remaining value in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death.

 42 Janus Retirement Advantage Variable Annuity

               WHEN WE DO NOT PAY A DEATH BENEFIT

               NO DEATH BENEFIT IS PAID IN THE FOLLOWING CASES:

               IF:

               - you are not the annuitant; and

               - the annuitant dies prior to the maturity date;

               THEN:

               - you will become the new annuitant and the Contract will
                 continue.

               IF:

               - you are not the annuitant; and

               - an owner dies prior to the maturity date;

               THEN:

               - the new owner must surrender the Contract for the annuity value within five years of your death.

               NOTE CAREFULLY. If the owner does not name a successor owner, the owner's estate will become the new owner.

               AMOUNT OF DEATH BENEFIT

               Death benefit provisions may differ from state to state. The death benefit will be the greater of:

               - the value of your Contract on the date we receive proof of death and your beneficiary's election regarding payment; or

               - the total purchase payments you make to the Contract, less partial withdrawals.

                                                            9. Death benefit  43

               ALTERNATE PAYMENT ELECTIONS

               The beneficiary may elect to receive the death benefit in a lump sum payment, or (if not your surviving spouse) to receive payment:

               1. within 5 years of the date of your death;

               2. over a specific number of years, not to exceed the
                  beneficiary's life expectancy, with payments starting within one year of the annuitant's death; or

               3. under a life annuity payout option, with payments starting within one year of the annuitant's death.

               If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to option 1 above. See the SAI for more details.

 44 Janus Retirement Advantage Variable Annuity

                                                         10. Other - information

               OWNERSHIP

               You, as owner of the Contract, exercise all rights under the Contract. You can change the owner at any time by notifying Western Reserve in writing. An ownership change may be a taxable event.

               ASSIGNMENT

               You can also assign the Contract any time during your lifetime. Western Reserve will not be bound by the assignment until we receive written notice of the assignment. Western Reserve will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a Qualified Contract.

               WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

               Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON USA, Inc. (AEGON
               USA), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON n.v. of the Netherlands, the securities of which are publicly traded. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

               THE SEPARATE ACCOUNT

               Western Reserve established a separate account, called the WRL Series Annuity Account B, under the laws of the State of Ohio on May 24, 1993. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund

                                                       10. Other information  45
               portfolio. Currently, there are 11 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and we reserve the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

               The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the Contracts of the separate account or Western Reserve.

               The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

               Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (http://www.sec.gov) that contains other information regarding the separate account.

               VOTING RIGHTS


               2Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same


 46 Janus Retirement Advantage Variable Annuity
               proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

               DISTRIBUTOR OF THE CONTRACTS

               AFSG Securities Corporation is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly-owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD").

               There are no sales commissions payable upon the sale of Contracts. The offering of Contracts will be made on a continuous basis.

               NON-PARTICIPATING CONTRACT

               The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

               VARIATIONS IN CONTRACT PROVISIONS

               Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

               Washington State residents: The fixed account is NOT available to you. You may not direct any money to the fixed account or transfer any money to the fixed account.

                                                       10. Other information  47

               YEAR 2000 READINESS DISCLOSURE

               In May 1996, Western Reserve adopted and presently has in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of Western Reserve's mission-critical systems are Year 2000 compliant. The Year 2000 Project Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

               As of the date of this Prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

               The actions taken by management under the Year 2000 Project Plan are intended to significantly reduce Western Reserve's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

               This statement is a Year 2000 Readiness Disclosure pursuant to
               Section 3(9) of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Section 1 (1998).

               IMSA


               We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.




 48 Janus Retirement Advantage Variable Annuity

               LEGAL PROCEEDINGS

               Western Reserve, like other life insurance companies, is involved in lawsuits. We are not aware of any class lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, AFSG Securities Corporation, the principal underwriter for the Contracts, or Western Reserve.

               FINANCIAL STATEMENTS

               Financial Statements of Western Reserve and the separate account are included in the SAI.

                                                       10. Other information  49

Table of - contents of the statement
           of additional information

               Definitions of Special Terms
               The Contract - General Provisions
               Certain Federal Income Tax Consequences
               Investment Experience
               Historical Performance Data
               Published Ratings
               Administration
               Records and Reports
               Distribution of the Contracts
               Other Products
               Custody of Assets
               Legal Matters
               Independent Accountants
               Other Information
               Financial Statements

               Inquiries and requests for a SAI should be directed to:

               Western Reserve Life
               Attention: Annuity Department
               P.O. Box 9052
               Clearwater, Florida 33758-9052
               1-800-504-4440

 50 Janus Retirement Advantage Variable Annuity

                                                                    Appendix - A

CONDENSED FINANCIAL INFORMATION

   -----------------------------------------------------------------------------------------
                                         GROWTH SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.350             100.000
   12/31/94                                 $10.350             $10.547         451,117.958
   12/31/95                                 $10.547             $13.613         743,809.909
   12/31/96                                 $13.613             $16.010       1,042,859.684
   12/31/97                                 $16.010             $19.524       1,514,530.379
   12/31/98                                 $19.524             $26.315       1,652,701.845
   -----------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------
                                   AGGRESSIVE GROWTH SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $11.805             100.000
   12/31/94                                 $11.805             $13.617         354,557.639
   12/31/95                                 $13.617             $17.213         678,636.237
   12/31/96                                 $17.213             $18.449       1,020,107.090
   12/31/97                                 $18.449             $20.651         984,381.141
   12/31/98                                 $20.651             $27.546         883,037.839
   -----------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------
                                    WORLDWIDE GROWTH SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $11.910             100.000
   12/31/94                                 $11.910             $11.991         561,882.376
   12/31/95                                 $11.991             $15.144         732,914.024
   12/31/96                                 $15.144             $19.402       1,211,235.201
   12/31/97                                 $19.402             $23.547       1,875,176.146
   12/31/98                                 $23.547             $30.160       1,941,625.844
   -----------------------------------------------------------------------------------------

                                                                  Appendix A  51

   -----------------------------------------------------------------------------------------
                                  INTERNATIONAL GROWTH SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/2/94(1)-12/31/94                       $10.000             $ 9.665          93,520.075
   12/31/95                                 $ 9.665             $11.801         135,202.435
   12/31/96                                 $11.801             $15.785         390,010.601
   12/31/97                                 $15.785             $18.585         821,409.199
   12/31/98                                 $18.585             $21.647         671,555.731
   -----------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------
                                        BALANCED SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.720             100.000
   12/31/94                                 $10.720             $10.720         201,716.082
   12/31/95                                 $10.720             $13.264         247,488.141
   12/31/96                                 $13.264             $15.301         348,749.461
   12/31/97                                 $15.301             $18.562         608,080.467
   12/31/98                                 $18.562             $24.764         733,116.706
   -----------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------
                                    FLEXIBLE INCOME SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.070             100.000
   12/31/94                                 $10.070             $ 9.895          90,218.877
   12/31/95                                 $ 9.895             $12.152         200,443.851
   12/31/96                                 $12.152             $13.175         166,841.253
   12/31/97                                 $13.175             $14.629         250,305.069
   12/31/98                                 $14.629             $15.858         427,644.390
   -----------------------------------------------------------------------------------------

 52 Janus Retirement Advantage Variable Annuity

   -----------------------------------------------------------------------------------------
                                      MONEY MARKET SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/1/95(1)-12/31/95                       $10.000             $10.303         167,435.066
   12/31/96                                 $10.303             $10.744         567,317.336
   12/31/97                                 $10.744             $11.226         656,381.666
   12/31/98                                 $11.226             $11.752       1,395,441.856
   -----------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------
                                       HIGH-YIELD SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/1/96(1)-12/31/96                       $10.000             $11.191          58,905.138
   12/31/97                                 $11.191             $12.895         225,866.419
   12/31/98                                 $12.895             $12.973         229,600.091
   -----------------------------------------------------------------------------------------



   -----------------------------------------------------------------------------------------
                                  CAPITAL APPRECIATION SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/1/97(1)-12/31/97                       $10.000             $12.605         209,216.685
   12/31/98                                 $12.605             $19.801         714,666.508
   -----------------------------------------------------------------------------------------



   -----------------------------------------------------------------------------------------
                                     EQUITY INCOME SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/1/97(1)-12/31/97                       $10.000             $13.412         227,237.196
   12/31/98                                 $13.412             $19.487         462,715.096
   -----------------------------------------------------------------------------------------


                                                                  Appendix A  53

   -----------------------------------------------------------------------------------------
                                   GROWTH AND INCOME SUBACCOUNT
   -----------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Accumulation
                                                                                   Units
                                          Accumulation        Accumulation      Outstanding
                                          Unit Value at       Unit Value at         at
                                       Beginning of Period    End of Period    END OF PERIOD
   -----------------------------------------------------------------------------------------
   5/1/98(1)-12/31/98                        $10.000             $11.928        359,656.882
   -----------------------------------------------------------------------------------------



(1) Commencement of operations of these subaccounts.


 54 Janus Retirement Advantage Variable Annuity

                                                                    Appendix - B

HISTORICAL PERFORMANCE DATA

               STANDARDIZED PERFORMANCE DATA

               Western Reserve may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.


               MONEY MARKET SUBACCOUNT. The yield of the Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 1998, the yield of the Money Market subaccount was 4.20%, and the effective yield was 4.29%.

               OTHER SUBACCOUNTS. The yield of a subaccount (other than the Money Market subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

               The total return of a subaccount assumes that an investment has been held in the subaccount for various periods of time including a period measured from the date the subaccount began operations. When a subaccount has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period.


                                                                  Appendix B  55

               The yield and total return calculations are not reduced by any premium taxes. For additional information regarding yields and total returns, please see the SAI.


               Based on the method of calculation described in the SAI, the standard average annual total returns for periods from inception of the subaccounts to December 31, 1998, and for the one and three year periods ended December 31, 1998 are shown in Table 1 below. Total returns shown reflect deductions of 0.50% for the mortality and expense risk charge, 0.15% for the administrative charge and the $30 Annual Contract Charge. (Based on an average Contract size of $50,087, the Annual Contract Charge translates into a charge of 0.06%.)



   ---------------------------------------------------------------------------------------
                                             TABLE 1
                    STANDARD AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                            (Total Subaccount Annual Expenses: 0.65%)
   ---------------------------------------------------------------------------------------
                           1 Year     3 Years     5 Years      Inception of     Subaccount
                           Ended       Ended       Ended      the Subaccount    Inception
        Subaccount        12/31/98    12/31/98    12/31/98     to 12/31/98         Date
   ---------------------------------------------------------------------------------------
   Growth                  34.70%      24.50%      20.45%         19.95%         9/13/93
   Aggressive Growth       33.31%      16.90%      18.40%         20.99%         9/13/93
   Worldwide Growth        28.01%      25.73%      20.35%         23.08%         9/13/93
   Balanced                33.34%      23.06%      18.16%         18.59%         9/13/93
   Flexible Income          8.34%       9.21%       9.44%          9.02%         9/13/93
   International Growth    16.41%      22.34%         N/A         17.92%          5/2/94
   Money Market*            4.62%       4.42%         N/A          4.43%          5/1/95
   High-Yield               0.55%         N/A         N/A         10.18%          5/1/96
   Capital Appreciation    57.00%         N/A         N/A         50.51%          5/1/97
   Equity Income           45.21%         N/A         N/A         49.07%          5/1/97
   Growth and Income          N/A         N/A         N/A         19.21%          5/1/98
   ---------------------------------------------------------------------------------------



* Yield more closely reflects the current earnings of the Money Market subaccount than its total return.


 56 Janus Retirement Advantage Variable Annuity

               NON-STANDARDIZED PERFORMANCE DATA

               In addition to the standard data discussed above, similar performance data for other periods may also be shown.

               We may from time to time also disclose average annual total return or other performance data in non-standard formats for the subaccounts. The non-standard performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or annuity payments.

               All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please see the SAI.


                                                                  Appendix B  57

                              This page intentionally left blank.

 58 Janus Retirement Advantage Variable Annuity

[JANUS LOGO]

          1-800-504-4440
          P.O. Box 173401
          Denver, Colorado 80217-3401
          janus.com

If you would like more information about the Janus Retirement Advantage, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 1999. Please call us at 1-800-504-4440 or write us at: Western Reserve, P.O. Box 9052, Clearwater, Florida 33758-9052. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE JANUS PORTFOLIOS:
- ARE NOT BANK DEPOSITS
- ARE NOT FEDERALLY INSURED
- ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
- ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL
- INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM

              Investment Company Act File No. 000-0000

  0000

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF

                             ADDITIONAL INFORMATION

                                       [JANUS LOGO]

                 Janus Retirement Advantage(R)
                 Variable Annuity

                     WRL Series Annuity Account B

                              Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                              St. Petersburg, Florida 33716

                              Statement of Additional Information

                              May 1, 1999

                 This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Janus Retirement Advantage Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 1999, by calling 1-800-504-4440, or by writing to the administrative office, Western Reserve Life, P.O. Box 9052, Clearwater, Florida 33758-9052. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

                 This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract and the WRL Series Annuity Account B.

    [JANUS LOGO]

                                                             Table - of contents

                Definitions of Special Terms................................    2
                The Contract - General Provisions...........................    4
                   Owner....................................................    4
                   Entire Contract..........................................    4
                   Misstatement of Age or Gender............................    4
                   Addition, Deletion or Substitution of Investments........    4
                   Annuity Payment Options..................................    5
                   Death Benefit............................................    6
                   Assignment...............................................    7
                   Proof of Age, Gender, and Survival.......................    7
                   Non Participating........................................    7
                Certain Federal Income Tax Consequences.....................    8
                   Tax Status of the Contract...............................    8
                   Taxation of Western Reserve..............................   11
                Investment Experience.......................................   12
                   Accumulation Units.......................................   12
                   Annuity Unit Value and Annuity Payment Rates.............   12
                Historical Performance Data.................................   15
                   Money Market Yields......................................   15
                   Other Subaccount Yields..................................   15
                   Total Returns............................................   16
                   Other Performance Data...................................   17
                   Advertising and Sales Literature.........................   17
                Published Ratings...........................................   19
                Administration..............................................   19
                Records and Reports.........................................   19
                Distribution of the Contracts...............................   19
                Other Products..............................................   20
                Custody of Assets...........................................   20
                Legal Matters...............................................   20
                Independent Accountants.....................................   20
                Other Information...........................................   21
                Financial Statements........................................   21

Definitions - of special terms

accumulation period     The period between the Contract Date and the maturity
                        date while the Contract is in force.

accumulation unit value An accounting unit of measure used to calculate subaccount values during the accumulation period.

age The issue age, which is annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.

annuitant               The person named in the application, or as subsequently
                        changed, to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.

annuity value           The sum of the separate account value and the fixed
                        account value.

annuity unit value      An accounting unit of measure used to calculate annuity
                        payments from certain subaccounts after the maturity date.

beneficiary(ies)        The person(s) entitled to receive the death benefit
                        proceeds under the Contract.

Cash Value              The annuity value less any applicable premium taxes.

Code                    The Internal Revenue Code of 1986, as amended.

Contract Date           The later of the date on which the initial purchase
                        payment is received and the date that the properly completed application is received at Western Reserve's administrative office.

fixed account           An allocation option under the Contract, other than the
                        separate account, that provides for accumulation of purchase payments, and options for annuity payments on a fixed basis. For Contracts issued in the State of Washington, the fixed account is not available for allocation of net purchase payments or transfers.

fixed account value     During the accumulation period, a Contract's value
                        allocated to the fixed account.

in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date           The date on which the accumulation period ends and
                        annuity payments begin.

Non-Qualified Contracts Contracts issued other than in connection with retirement plans. Non-Qualified Contracts do not qualify for special Federal income tax treatment under the Code.

owner, you, your        The person(s) entitled to exercise all rights under the
                        Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio               A separate investment portfolio of the Trust.

purchase payments       Amounts paid by an owner or on the owner's behalf to
                        Western Reserve as consideration for the benefits provided by the Contract. When we use the term "purchase payment" in this prospectus, it has the same meaning as "net purchase payment" in the Contract, which means the purchase payment less any applicable premium taxes.

Qualified Contracts     Contracts issued in connection with retirement plans
                        that qualify for special Federal income tax treatment under the Code.

separate account        WRL Series Annuity Account B, a separate account
                        composed of subaccounts established to receive and invest Net Purchase Payments not allocated to the fixed account.

separate account value  During the accumulation period, a Contract's value in the separate account, which equals the total value in each subaccount during the accumulation period.

subaccount              A sub-division of the separate account that invests
                        exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each applicable portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each applicable portfolio will hold assets after the maturity date if a variable annuity option is selected.

surrender               The termination of a Contract at the option of the
                        owner.

Trust Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.

Valuation Date          Each day on which the New York Stock Exchange is open
                        for trading, except when a subaccount's corresponding portfolio does not value its shares.

Valuation Period        The period beginning at the end of one Valuation Date
                        and continuing to the end of the next succeeding
                        Valuation Date.

The - contract - general provisions

          In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

OWNER

          The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

          A successor owner can be named in the Contract application or in a written notice. The successor owner will become the new owner upon the owner's death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner's estate will become the owner.

          The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

          When there is a change of owner or successor owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

          The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

          If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

          We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any of the portfolios of the Trust and to substitute shares of another portfolio of the Trust (or of another open-end registered investment company), if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute any shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (to the extent required by the Investment Company Act of 1940, as amended (1940 Act)) or other applicable law.

          We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of the Trust, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant.

          In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interest of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under that Act in the event such registration is no longer required.

          We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of the change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

          During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under payment Option D, with 120 payments guaranteed.

          Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $100 per period. If none of these is possible, a lump sum payment will be made.

          DETERMINATION OF THE FIRST VARIABLE PAYMENT. The amount of the first variable payment is determined by multiplying the annuity proceeds times the appropriate rate for the variable option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection and a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

                       Maturity Date                    Adjusted Age
                --------------------------------------------------------------
                Before 2001                   Actual Age
                2001 -- 2010                  Actual Age minus 1
                2011 -- 2020                  Actual Age minus 2
                2021 -- 2030                  Actual Age minus 3
                2031 -- 2040                  Actual Age minus 4
                After 2040                    As determined by Western Reserve

          This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

          DETERMINATION OF ADDITIONAL VARIABLE PAYMENTS. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT

          DEATH OF OWNER. Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See "Certain Federal Income Tax Consequences" for a detailed description of these rules. Other rules may apply to Qualified Contracts.

          If the annuitant is not an owner, and an owner dies prior to the maturity date, a successor owner may surrender the Contract at any time for the amount of the Cash Value. If the successor owner is not the deceased owner's spouse, however, the Cash Value must be distributed: (1) within five years after the date of the deceased owner's death, or (2) as payments that begin no later than one year after the deceased owner's death and must be made for the successor owner's lifetime or for a period certain (so long as any period certain does not exceed the successor owner's life expectancy).

          DEATH OF ANNUITANT. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or Federal law, rule, or regulation, under one of the annuity payment options, unless a settlement agreement is effective at the owner's death preventing such election.


          If the annuitant was an owner, and the beneficiary was not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the deceased annuitant's / owner's death, or (2) payments must begin no later than one year after the deceased annuitant's / owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death Proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased annuitant's / owner's death. If the sole beneficiary is the deceased annuitant's / owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See "Certain Federal Income Tax Consequences" in this SAI.)

           If the beneficiary elects to receive the death benefit proceeds under option (1), then: (a) we will allow the beneficiary to make only ONE partial withdrawal during the 5 year period. That withdrawal must be made at the time option (1) is elected. No withdrawal charges will apply to this withdrawal; (b) we will allow the beneficiary to make ONE transfer to and from the subaccounts and the fixed account during the 5 year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the Annual Contract Charge each year during the 5 year period; (d) we will not apply any withdrawal charges to the total distribution of Contract; (e) we will not permit annuitization at the end of the 5 year period; and (f) if the beneficiary dies during the 5 year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payment to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary.

          BENEFICIARY. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to Western Reserve. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT

          During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a Non-Qualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for Federal tax purposes. Any assignment must be made in writing and accepted by Western Reserve. An assignment will be effective as of the date accepted by Western Reserve. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

          With regard to Qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must also be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER, AND SURVIVAL

          Western Reserve may require proper proof of age and gender of any annuitant or co-annuitant prior to making the first annuity payment. Prior to making any payment, Western Reserve may require proper proof that the annuitant or co-annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

          The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

Certain - federal income tax consequences

          THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT, BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

TAX STATUS OF THE CONTRACT

          The following discussion is based on the assumption that the Contract qualifies as an annuity contract for Federal income tax purposes.

          DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. (sec.) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the Trust and its portfolios, intends to comply with the diversification requirements of the Treasury.

          Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve's Qualified Contracts (i.e., the Trust) will be structured to comply with the diversification standards because it serves as the investment vehicle for Non-Qualified Contracts as well as Qualified Contracts.

          OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

          The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate premiums and Contract Values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

          DISTRIBUTION REQUIREMENTS. The Code also requires that Non-Qualified Contracts contain specific provisions for distribution of Contract proceeds upon the death of an owner. In order to be treated as an annuity contract for Federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the maturity date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the Contract must generally be distributed within 5 years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the Contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.


          WITHHOLDING. The portion of any distribution under a Contract that is includable in gross income will be subject to Federal income tax withholding unless the recipient of such distribution elects not to have Federal income tax withheld and properly notifies Western Reserve. For certain Qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For Qualified Contracts, "eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

          QUALIFIED CONTRACTS. The Qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into Western Reserve's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

          For Qualified plans under section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or
          (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age
          70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

          Western Reserve makes no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

          INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as a traditional individual retirement annuity (IRA) under Section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) the total purchase payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

          Section 408 of the Code also indicates that no part of the funds for an IRA may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the Cash Value for the Contract. The Contract provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Contract under
          Section 408 of the Code. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Contract, comports with IRA qualification requirements.

          ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA). The Roth IRA, under
          Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are the same.

TAXATION OF WESTERN RESERVE

          Western Reserve at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of Western Reserve and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Western Reserve does not expect to incur any Federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for Federal income taxes. If, in future years, any Federal income taxes are incurred by Western Reserve with respect to the separate account, Western Reserve may make a charge to the separate account.

Investment - experience

ACCUMULATION UNITS

          Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the Valuation Period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the Trust less any applicable charges or fees.

          Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. At the end of any Valuation Period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

          The number of units that your Contract has in each subaccount is equal to:

          1. The initial units purchased on the Contract Date; plus

          2. Units purchased at the time additional Net Purchase Payments are allocated to the subaccount; plus

          3. Units purchased through transfers from another subaccount or the fixed account; minus

          4. Any units that are redeemed to pay for partial withdrawals; minus

          5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus

          6. Any units that are redeemed to pay the Annual Contract Charge, any premium taxes and any transfer charge.

          The value of an accumulation unit was arbitrarily established at $10 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the New York Stock Exchange, on each day the Exchange is open.

          The accumulation unit value will vary from one Valuation Period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a Valuation Period is the result of:

          1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated Trust portfolio owned by the subaccount times the portfolio's net asset value per share; minus

          2. The accrued daily percentage for the administrative charge and mortality and expense risk charge multiplied by the net assets of the subaccount; minus

          3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by

          4. The number of outstanding units in the subaccount. The mortality and expense risk charge is deducted at an annual rate of 0.50% of net assets for each day in the Valuation Period and compensates Western Reserve for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.15% of net assets for each day in the Valuation Period and compensates Western Reserve for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from Valuation Period to Valuation Period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

          The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

          (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

          (b) is the net investment factor for that subaccount for the Valuation Period; and

          (c) is the investment result adjustment factor for the Valuation
          Period.

          The investment result adjustment factor for the Valuation Period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The Valuation Period is the period from the close of the immediately preceding business day to the close of the current business day.

          The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the Valuation Period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

          (i) is the result of:

              (1) the net asset value of a portfolio share held in that subaccount determined at the end of the current Valuation Period; plus

              (2) the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the Valuation Period; plus or minus

              (3) a per share charge or credit for any taxes reserved for, which Western Reserve determines to have resulted from the investment operations of the subaccount.

          (ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding Valuation Period.

          (iii) is a factor representing the mortality and expense risk charge and administrative charge. This factor is equal, on an annual basis, to 0.65% of the daily net asset value of the subaccount.

          The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

          The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date.

                   ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                              AND VARIABLE ANNUITY PAYMENTS
               FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

          Annuity Unit Value = A B C

          Where: A = Annuity unit value for the immediately preceding Valuation
                     Period.
                     Assume............................................... = $ X

                 B = Net Investment Factor for the Valuation Period for which the annuity unit value is being calculated.
                     Assume............................................... =   Y

                 C = A factor to neutralize the assumed interest rate of 5%
                     built into the Annuity Tables used.
                     Assume............................................... =   Z

          Then, the annuity unit value is: $X Y Z = $ Q

                    FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF
                          FIRST MONTHLY VARIABLE ANNUITY PAYMENT

                                                           A B
                First Monthly Variable Annuity Payment =  ------
                                                          $1,000

          Where: A = The Contract value as of the maturity date.
                     Assume............................................... = $ X

                 B = The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                     Assume............................................... = $ Y

                                                                    $X $Y = $Z
                Then, the first Monthly Variable Annuity Payment =  ----------
                                                                      1,000

           FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
                   REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

                                            A
                Number of annuity units =   -
                                            B

          Where: A = The dollar amount of the first monthly Variable Annuity
                     Payment.
                     Assume............................................... = $ X

                 B = The annuity unit value for the Valuation Date on which the first monthly payment is due.
                     Assume............................................... = $ Y

                                                     $ X
                Then, the number of annuity units =  ---  = Z
                                                     $ Y

Historical - performance data

MONEY MARKET YIELDS

          YIELD. The yield quotation set forth in the prospectus for the Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

          EFFECTIVE YIELD. The effective yield quotation for the Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

                 EFFECTIVE YIELD = (GBASE PERIOD RETURN + 1H(365/7)) - 1

          The effective yield is shown at least to the nearest hundredth of one percent.

          HYPOTHETICAL CHARGE. For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 Annual Contract Charge, calculated on the basis of an average separate account value per Contract of $50,087, which converts that charge to an annual rate of 0.06% of the separate account value. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract. No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Money Market subaccount and the Trust are excluded from the calculation of yield.

          The yield on amounts held in the Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of portfolio securities held by the Money Market portfolio and its operating expenses. For the seven days ended December 31, 1998, the yield of the Money Market subaccount was 4.20%, and the effective yield was 4.29%.


OTHER SUBACCOUNT YIELDS

          The yield quotations for all of the subaccounts except the Money Market subaccount representing the accumulation period set forth in the prospectus is based on the thirty-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

              [( a-b      )(6)   ]
  YIELD = 2   [( ---  + 1 )  - 1 ]
              [( cd       )      ]

                Where:  a =  net investment income earned during the period by the corresponding portfolio of the Trust attributable to shares owned by the subaccount.
                        b =  expenses accrued for the period (net of reimbursement).
                        c =  the average daily number of units outstanding during the period.
                        d =  the maximum offering price per unit on the last day of the period.


          For purposes of the yield quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 Annual Contract Charge, calculated on the basis of an average separate account value per Contract of $50,087, which converts that charge to an annual rate of 0.06% of the separate account value. The calculations do not take into account any premium taxes or any transfer charges.


          Premium taxes currently range from 0% to 3.5% of purchase payments depending upon the jurisdiction in which the Contract is delivered.

          The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

          The total return quotations set forth in the prospectus for all of these subaccounts, except the Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, three, five, and ten-year periods, (or, while a subaccount has been in existence for a period of less than one, three, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date the subaccounts commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)(n) = ERV

                Where:    P =  a hypothetical initial payment of $1,000.
                          T =  average annual total return.
                          N =  number of years.
                        ERV =  ending redeemable value at the end of the particular period of a hypothetical $1,000 payment made at the beginning of
                               the particular period.


          For purposes of the total return quotations for all of these subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 Annual Contract Charge, calculated on the basis of an average separate account value per Contract of $50,087, which converts that charge to an annual rate of 0.06% of the separate account value. The calculations also assume a complete surrender as of the end of the particular period. The calculations do not reflect any deduction for premium taxes or any transfer charges that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

          We may present the total return data stated in the prospectus on a non-standard basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. NON-STANDARD PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARD PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

          We may also disclose cumulative total returns and yields for the subaccounts based on the inception date of the subaccounts. These calculations will be determined according to the formulas presented in this SAI.

          In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.


          For instance, Western Reserve may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15% and the $30 Annual Contract Charge (based on average separate account value of $50,087, the Annual Contract Charge is translated into an annual charge of 0.06%). Such data assumes a complete surrender of the Contract at the end of the period.


ADVERTISING AND SALES LITERATURE

          From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

          When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

          As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

Published - ratings

          We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Rating Services, Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the Trust or its portfolios, or to their performance.

Administration -

          Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

Records - and reports

          All records and accounts relating to the series account will be maintained by WRL Investment Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

Distribution - of the contracts

          Prior to May 1, 1999, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, was the principal underwriter of the Contracts. ISI has the same address as Western Reserve. Effective May 1, 1999, AFSG Securities Corporation ("AFSG") became the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. Both ISI and AFSG are registered with the SEC under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. No amounts have been retained by ISI for acting as principal underwriter for the Contracts and AFSG will not be compensated for its services as principal underwriter of the Contracts.

          There are no sales commissions payable upon the sale of Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so.

Other - products

          Western Reserve makes other variable annuity contracts available that are funded through other separate accounts. These variable annuity contracts may have different features, such as different investment choices or charges.

Custody - of assets

          The assets of WRL Series Annuity Account B are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any of our other separate accounts. WRL Investment Services, Inc. maintains records of all purchases and redemptions of shares of the Trust. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $12 million.

Legal - matters

          Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning Federal securities laws applicable to the issue and sale of the Contracts. All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve's right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq., Vice President, Associate General Counsel and Assistant Secretary of Western Reserve.

Independent - accountants

          The accounting firm of PricewaterhouseCoopers LLP, independent accountants, provided audit services to the separate account for the year ended December 31, 1998. The principal business address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to Western Reserve for the year ended December 31, 1998. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

Other - information

          A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities Exchange Commission.

Financial - statements

          The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve's Financial Statements which are included in this SAI, should be considered only as bearing on Western Reserve's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.


          Financial Statements for Western Reserve for the years ended December 31, 1998, 1997 and 1996 have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles.

Index - to financial statements

WRL SERIES ANNUITY ACCOUNT B

          Statement of Assets and Liabilities as of December 31, 1998 and Statement of Operations for the year or period ended December 31, 1998.

          Statement of Changes in Net Assets for the years or periods ended December 31, 1998 and 1997

          Financial Highlights for the years or periods ended December 31, 1998, 1997, 1996, 1995 and 1994

          Notes to Financial Statements

          Report of Independent Accountants dated January 29, 1999

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

          Report of Independent Auditors dated February 19, 1999

          Statutory-basis balance sheets at December 31, 1998 and 1997

          Statutory-basis statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statutory-basis statements of changes in capital and surplus for the years ended December 31, 1998, 1997 and 1996

          Statutory-basis statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to statutory-basis financial statements

          Statutory-basis financial statement schedules

                           (This page intentionally left blank)

Statements - of operations

            JANUS RETIREMENT ADVANTAGE WRL SERIES ANNUITY ACCOUNT B
                           (ALL NUMBERS IN THOUSANDS)

                                                                            Aggressive      Capital
For the year or period ended December 31, 1998                  Growth        Growth      Appreciation
(all numbers in thousands)                                    Sub-Account   Sub-Account   Sub-Account
------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                                     $ 1,249           --         $    8
  Capital gains                                                   1,007           --             --
                                                                -------       ------         ------
Total Investment Income                                           2,256           --              8
Expenses:
  Mortality and expense risk charges                                222       $  126             42
                                                                -------       ------         ------
Net Investment Income/(Loss)                                      2,034         (126)           (34)
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions           2,264        2,528            388
  Change in net unrealized appreciation/(depreciation) of
     investments                                                  6,381        3,552          3,061
                                                                -------       ------         ------
Net Gain/(Loss) on Investments                                    8,645        6,080          3,449
                                                                -------       ------         ------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                    $10,679       $5,954         $3,415
                                                                =======       ======         ======

---------------
(1)  Period May 1, 1998, (inception) to December 31, 1998.

See notes to financial statements.

International    Worldwide                    Equity        Growth and      Flexible
   Growth         Growth       Balanced       Income          Income         Income      High-Yield    Money Market
 Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account(1)   Sub-Account   Sub-Account   Sub-Account
-------------------------------------------------------------------------------------------------------------------
   $  274         $ 1,459       $  520        $   83           $  7           $ 338         $ 323          $767
       41             590           87            --             --              16            --            --
   ------         -------       ------        ------           ----           -----         -----          ----
      315           2,049          607            83              7             354           323           767
      102             348           86            38             10              32            22            96
   ------         -------       ------        ------           ----           -----         -----          ----
      213           1,701          521            45             (3)            322           301           671
    1,001           6,358        1,041           307             (1)            142            43            --
      926           4,605        2,630         1,975            616            (101)         (299)           --
   ------         -------       ------        ------           ----           -----         -----          ----
    1,927          10,963        3,671         2,282            615              41          (256)           --
   ------         -------       ------        ------           ----           -----         -----          ----
   $2,140         $12,664       $4,192        $2,327           $612           $ 363         $  45          $671
   ======         =======       ======        ======           ====           =====         =====          ====

Statements - of assets and liabilities

            JANUS RETIREMENT ADVANTAGE WRL SERIES ANNUITY ACCOUNT B
                 (ALL NUMBERS IN THOUSANDS, EXCEPT UNIT VALUE)

                                                                            Aggressive      Capital
As of December 31, 1998                                         Growth        Growth      Appreciation
(all numbers in thousands, except unit value)                 Sub-Account   Sub-Account   Sub-Account
------------------------------------------------------------------------------------------------------
Assets:
  Shares                                                          1,846           881           698
  Cost                                                          $32,580       $18,605       $10,863
  Investments at net asset value                                $43,456       $24,307       $13,912
  Transfers receivable from depositor                                34            17           239
                                                                -------       -------       -------
Total Assets                                                     43,490        24,324        14,151
Liabilities:
  Transfers payable to depositor                                     --            --            --
                                                                -------       -------       -------
Total Liabilities                                                    --            --            --
                                                                -------       -------       -------
  Net Assets                                                    $43,490       $24,324       $14,151
                                                                =======       =======       =======
Equity Accounts:
  Contract owner's equity                                       $43,490       $24,324       $14,151
     Units                                                        1,653           883           715
     Accumulation unit value                                    $ 26.31       $ 27.55       $ 19.80
  Depositor's equity                                                 --            --            --
     Units                                                           --            --            --
     Accumulation unit value                                         --            --            --
                                                                -------       -------       -------
Total Equity                                                    $43,490       $24,324       $14,151
                                                                =======       =======       =======

See notes to financial statements.

International    Worldwide                    Equity      Growth and     Flexible
   Growth         Growth       Balanced       Income        Income        Income      High-Yield    Money Market
 Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
----------------------------------------------------------------------------------------------------------------
       681          2,011           805          456           358           560           273         16,880
   $13,687        $52,256       $14,055       $6,857        $3,667        $6,804        $3,234        $16,880
   $14,489        $58,502        18,123       $8,853        $4,283        $6,759        $2,969        $16,880
        48             58            32          164            43            22            10             82
   -------        -------       -------       ------        ------        ------        ------        -------
    14,537         58,560        18,155        9,017         4,326         6,781         2,979         16,962
        --             --            --           --            --            --            --           (563)
   -------        -------       -------       ------        ------        ------        ------        -------
        --             --            --           --            --            --            --           (563)
   -------        -------       -------       ------        ------        ------        ------        -------
   $14,537        $58,560       $18,155       $9,017        $4,326        $6,781        $2,979        $16,399
   =======        =======       =======       ======        ======        ======        ======        =======
   $14,537        $58,560       $18,155       $9,017        $4,290        $6,781        $2,979        $16,399
       672          1,942           733          463           360           428           230          1,395
   $ 21.65        $ 30.16       $ 24.76       $19.49        $11.93        $15.86        $12.97        $ 11.75
        --             --            --           --        $   36            --            --             --
        --             --            --           --             3            --            --             --
        --             --            --           --        $11.93            --            --             --
   -------        -------       -------       ------        ------        ------        ------        -------
   $14,537        $58,560       $18,155       $9,017        $4,326        $6,781        $2,979        $16,399
   =======        =======       =======       ======        ======        ======        ======        =======

Statements - of Changes in Net Assets

            JANUS RETIREMENT ADVANTAGE WRL SERIES ANNUITY ACCOUNT B

                                                                   Growth         Aggressive Growth
          For the year or period ended December 31               Sub-Account         Sub-Account
                 (all numbers in thousands)                    1998      1997      1998      1997
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                $ 2,034   $   543   $  (126)  $  (108)
  Net gain/(loss) on investment                                 8,645     3,800     6,080     2,261
                                                              -------   -------   -------   -------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                   10,679     4,343     5,954     2,153
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                           4,633     9,793    (1,046)      262
  Less cost of units redeemed:
     Administrative charges                                        12        11        11        12
     Surrender benefits                                         1,342     1,240       821       895
     Death benefits                                                38        11        80        --
                                                              -------   -------   -------   -------
                                                                1,392     1,262       912       907
                                                              -------   -------   -------   -------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                  3,241     8,531    (1,958)     (645)
Net Increase/(Decrease) in Net Assets                          13,920    12,874     3,996     1,508
Depositor's Equity Contribution/(Redemption)                       --        --        --        --
Net Assets:
  Beginning of period                                          29,570    16,696    20,328    18,820
  End of period                                               $43,490   $29,570   $24,324   $20,328
Unit Activity:
  Units outstanding -- beginning of period                      1,515     1,043       984     1,020
  Units issued                                                    731       994       636     1,242
  Units redeemed                                                 (593)     (522)     (737)   (1,278)
Units Outstanding -- End of Period                              1,653     1,515       883       984

                                                              Capital Appreciation   International Growth
          For the year or period ended December 31                Sub-Account             Sub-Account
                 (all numbers in thousands)                     1998        1997       1998        1997
----------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                 $   (34)    $    3     $   213     $    33
  Net gain/(loss) on investment                                  3,449         29       1,927       1,808
                                                               -------     ------     -------     -------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                     3,415         32       2,140       1,841
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                            8,256      2,586      (2,277)      7,762
  Less cost of units redeemed:
     Administrative charges                                          1         --           6           4
     Surrender benefits                                            115          6         567         484
     Death benefits                                                 --         --          19           5
                                                               -------     ------     -------     -------
                                                                   116          6         592         493
                                                               -------     ------     -------     -------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                   8,140      2,580      (2,869)      7,269
Net Increase/(Decrease) in Net Assets                           11,555      2,612        (729)      9,110
Depositor's Equity Contribution/(Redemption)                       (41)        25          --          --
Net Assets:
  Beginning of period                                            2,637         --      15,266       6,156
  End of period                                                $14,151     $2,637     $14,537     $15,266
Unit Activity:
  Units outstanding -- beginning of period                         209         --         821         390
  Units issued                                                     847        285         855       2,044
  Units redeemed                                                  (341)       (76)     (1,004)     (1,613)
Units Outstanding -- End of Period                                 715        209         672         821

---------------
  (1) Period May 1, 1997, (inception) to December 31, 1997.

See Notes to Financial Statements.

                                                              Worldwide Growth        Balanced
          For the year or period ended December 31               Sub-Account         Sub-Account
                 (all numbers in thousands)                    1998      1997      1998      1997
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                $ 1,701   $   384   $   521   $   232
  Net gain/(loss) on investment                                10,963     6,524     3,671     1,303
                                                              -------   -------   -------   -------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                   12,664     6,908     4,192     1,535
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                           3,557    14,687     3,051     4,797
  Less cost of units redeemed:
     Administrative charges                                        17        13         4         4
     Surrender benefits                                         1,716       927       371       377
     Death benefits                                                82         2        --        --
                                                              -------   -------   -------   -------
                                                                1,815       942       375       381
                                                              -------   -------   -------   -------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                  1,742    13,745     2,676     4,416
Net Increase/(Decrease) in Net Assets                          14,406    20,653     6,868     5,951
Depositor's Equity Contribution/(Redemption)                       --        --        --        --
Net Assets:
  Beginning of period                                          44,154    23,501    11,287     5,336
  End of period                                               $58,560   $44,154   $18,155   $11,287
Unit Activity:
  Units outstanding -- beginning of period                      1,875     1,211       608       349
  Units issued                                                  2,522     3,136       407       500
  Units redeemed                                               (2,455)   (2,472)     (282)     (241)
Units Outstanding -- End of Period                              1,942     1,875       733       608

                                                               Equity Income     Growth and Income
          For the year or period ended December 31              Sub-Account         Sub-Account
                 (all numbers in thousands)                    1998    1997(1)        1998(2)
--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                $   45   $   (2)        $   (3)
  Net gain/(loss) on investment                                2,282      119            615
                                                              ------   ------         ------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                   2,327      117            612
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                          3,792    2,945          3,700
  Less cost of units redeemed:
     Administrative charges                                        1       --             --
     Surrender benefits                                          109       39             16
     Death benefits                                               --       --             --
                                                              ------   ------         ------
                                                                 110       39             16
                                                              ------   ------         ------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                 3,682    2,906          3,684
Net Increase/(Decrease) in Net Assets                          6,009    3,023          4,296
Depositor's Equity Contribution/(Redemption)                     (40)      25             30
Net Assets:
  Beginning of period                                          3,048       --             --
  End of period                                               $9,017   $3,048         $4,326
Unit Activity:
  Units outstanding -- beginning of period                       227       --             --
  Units issued                                                   525      338            517
  Units redeemed                                                (289)    (111)          (154)
Units Outstanding -- End of Period                               463      227            363

---------------
  (1) Period May 1, 1997, (inception) to December 31, 1997.
  (2) Period May 1, 1998, (inception) to December 31, 1998.
See Notes to Financial Statements.

                                                              Flexible Income     High-Yield
          For the year or period ended December 31              Sub-Account       Sub-Account
                 (all numbers in thousands)                    1998     1997     1998     1997
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                $  322   $  172   $  301   $  107
  Net gain/(loss) on investment                                   41      123     (256)      93
                                                              ------   ------   ------   ------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                     363      295       45      200
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                          3,049    1,358      123    2,180
  Less cost of units redeemed:
     Administrative charges                                        2        1       --       --
     Surrender benefits                                          291      188      102       98
     Death benefits                                               --       --       --       --
                                                              ------   ------   ------   ------
                                                                 293      189      102       98
                                                              ------   ------   ------   ------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                 2,756    1,169       21    2,082
Net Increase/(Decrease) in Net Assets                          3,119    1,464       66    2,282
Depositor's Equity Contribution/(Redemption)                      --       --       --      (28)
Net Assets:
  Beginning of period                                          3,662    2,198    2,913      659
  End of period                                               $6,781   $3,662   $2,979   $2,913
Unit Activity:
  Units outstanding -- beginning of period                       250      167      226       59
  Units issued                                                   541      282      412      384
  Units redeemed                                                (363)    (199)    (408)    (217)
Units Outstanding -- End of Period                               428      250      230      226

                                                                 Money Market
          For the year or period ended December 31               Sub-Account
                 (all numbers in thousands)                    1998       1997
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                $   671    $   352
  Net gain/(loss) on investment                                    --         --
                                                              -------    -------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                      671        352
Capital Unit Transactions:
  Proceeds from units sold/(redeemed)                          16,471      1,680
  Less cost of units redeemed:
     Administrative charges                                         1          1
     Surrender benefits                                         8,111        757
     Death benefits                                                --         --
                                                              -------    -------
                                                                8,112        758
                                                              -------    -------
Increase/(Decrease) in Net Assets from Capital Unit
  Transactions                                                  8,359        922
Net Increase/(Decrease) in Net Assets                           9,030      1,274
Depositor's Equity Contribution/(Redemption)                       --         --
Net Assets:
  Beginning of period                                           7,369      6,095
  End of period                                               $16,399    $ 7,369
Unit Activity:
  Units outstanding -- beginning of period                        656        567
  Units issued                                                  9,807      9,554
  Units redeemed                                               (9,068)    (9,465)
Units Outstanding -- End of Period                              1,395        656

See Notes to Financial Statements.

Financial - Highlights*

            JANUS RETIREMENT ADVANTAGE WRL SERIES ANNUITY ACCOUNT B

                                                                             Growth
                                                                          Sub-Account
       For the year or period ended December 31           1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period             $ 19.52   $ 16.01   $ 13.61   $ 10.55   $10.35
Income from Operations:
  Net investment income/(loss)                              1.30       .42       .32       .26     (.04)
  Net realized and unrealized gain/(loss) on investment     5.49      3.09      2.08      2.80      .24
                                                         -------   -------   -------   -------   ------
Total Income/(Loss) from Operations                         6.79      3.51      2.40      3.06      .20
                                                         =======   =======   =======   =======   ======
Accumulation Unit Value, End of Period                   $ 26.31   $ 19.52   $ 16.01   $ 13.61   $10.55
Total Return**                                            34.78%    21.95%    17.61%    29.07%    1.90%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)               $43,490   $29,570   $16,696   $10,125   $4,758
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                5.92%     2.30%     2.10%     2.08%   (.35)%

                                                                      Aggressive Growth
                                                                         Sub-Account
      For the year or period ended December 31          1998       1997       1996      1995      1994
-------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period           $ 20.65    $ 18.45    $ 17.21   $ 13.62   $11.81
Income from Operations:
  Net investment income/(loss)                            (.14)      (.12)       .07       .15      .08
  Net realized and unrealized gain/(loss) on
     investment                                           7.04       2.32       1.17      3.44     1.73
                                                       -------    -------    -------   -------   ------
Total Income/(Loss) from Operations                       6.90       2.20       1.24      3.59     1.81
                                                       =======    =======    =======   =======   ======
Accumulation Unit Value, End of Period                 $ 27.55    $ 20.65    $ 18.45   $ 17.21   $13.62
Total Return**                                          33.39%     11.93%      7.18%    26.41%   15.35%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)             $24,324    $20,328    $18,820   $11,681   $4,828
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                             (.65)%     (.65)%       .42%     1.00%     .63%

                                                              Capital Appreciation
                                                                   Sub-Account
          For the year or period ended December 31              1998       1997(1)
-----------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                   $ 12.61      $10.00
Income from Operations:
  Net investment income/(loss)                                    (.08)        .03
  Net realized and unrealized gain/(loss) on investment           7.27        2.58
                                                               -------      ------
Total Income/(Loss) from Operations                               7.19        2.61
                                                               =======      ======
Accumulation Unit Value, End of Period                         $ 19.80      $12.61
Total Return**                                                  57.09%      26.05%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)                     $14,151      $2,637
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                      (.52)%       .35%

---------------
   * Per unit information has been computed using average units outstanding throughout each year.
  ** Not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
  (1)Period May 1, 1997, (inception) to December 31, 1997.

See Notes to Financial Statements.

                                                                     International Growth
                                                                          Sub-Account
       For the year or period ended December 31          1998      1997      1996      1995     1994(1)
-------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period            $ 18.58   $ 15.78   $ 11.80   $  9.66   $ 10.00
Income from Operations:
  Net investment income/(loss)                              .29       .05       .24      (.06)     (.05)
  Net realized and unrealized gain/(loss) on
     investment                                            2.78      2.75      3.74      2.20      (.29)
                                                        -------   -------   -------   -------   -------
Total Income/(Loss) from Operations                        3.07      2.80      3.98      2.14      (.34)
                                                        =======   =======   =======   =======   =======
Accumulation Unit Value, End of Period                  $ 21.65   $ 18.58   $ 15.78   $ 11.80   $  9.66
Total Return**                                           16.48%    17.74%    33.75%    22.11%   (3.35)%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)              $14,537   $15,266   $ 6,156   $ 1,596   $   904
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                               1.38%      .26%     1.72%    (.66)%    (.89)%

                                                                       Worldwide Growth
                                                                          Sub-Account
       For the year or period ended December 31          1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period            $ 23.55   $ 19.40   $ 15.14   $ 11.99   $ 11.91
Income from Operations:
  Net investment income/(loss)                              .87       .23       .19      (.04)     (.10)
  Net realized and unrealized gain/(loss) on
     investment                                            5.74      3.92      4.07      3.19       .18
                                                        -------   -------   -------   -------   -------
Total Income/(Loss) from Operations                        6.61      4.15      4.26      3.15       .08
                                                        =======   =======   =======   =======   =======
Accumulation Unit Value, End of Period                  $ 30.16   $ 23.55   $ 19.40   $ 15.14   $ 11.99
Total Return**                                           28.09%    21.36%    28.12%    26.29%      .68%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)              $58,560   $44,154   $23,501   $11,099   $ 6,738
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                               3.18%     1.01%     1.12%    (.32)%    (.86)%

                                                                           Balanced
                                                                          Sub-Account
       For the year or period ended December 31          1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period            $ 18.56   $ 15.30   $ 13.26   $ 10.72   $ 10.72
Income from Operations:
  Net investment income/(loss)                              .81       .49       .28       .13       .05
  Net realized and unrealized gain/(loss) on
     investment                                            5.39      2.77      1.76      2.41      (.05)
                                                        -------   -------   -------   -------   -------
Total Income/(Loss) from Operations                        6.20      3.26      2.04      2.54        --
                                                        =======   =======   =======   =======   =======
Accumulation Unit Value, End of Period                  $ 24.76   $ 18.56   $ 15.30   $ 13.26   $ 10.72
Total Return**                                           33.42%    21.31%    15.36%    23.73%     0.00%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)              $18,155   $11.287   $ 5,336   $ 3,283   $ 2,161
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                               3.85%     2.84%     1.98%     1.08%      .51%

---------------
   * Per unit information has been computed using average units outstanding throughout each year.
  ** Not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
  (1)Period May 2, 1994, (inception) to December 31, 1994.

See Notes to Financial Statements.

                                                               Equity Income     Growth and Income
                                                                Sub-Account         Sub-Account
          For the year or period ended December 31             1998    1997(1)        1998(2)
--------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $13.41   $ 10.00        $ 10.00
Income from Operations:
  Net investment income/(loss)                                   .13      (.03)          (.01)
  Net realized and unrealized gain/(loss) on investment         5.95      3.44           1.94
                                                              ------   -------        -------
Total Income/(Loss) from Operations                             6.08      3.41           1.93
                                                              ======   =======        =======
Accumulation Unit Value, End of Period                        $19.49   $ 13.41        $ 11.93
Total Return**                                                45.30%    34.12%         19.28%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)                    $9,017   $ 3,048        $ 4,326
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                     .81%    (.32)%         (.21)%

                                                                         Flexible Income
                                                                           Sub-Account
       For the year or period ended December 31            1998        1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period              $14.63      $ 13.17   $ 12.15   $ 9.90   $ 10.07
Income from Operations:
  Net investment income/(loss)                               .99          .88       .83      .57       .41
  Net realized and unrealized gain/(loss) on
     investment                                              .24          .58       .19     1.68      (.58)
                                                          ------      -------   -------   ------   -------
Total Income/(Loss) from Operations                         1.23         1.46      1.02     2.25      (.17)
                                                          ======      =======   =======   ======   =======
Accumulation Unit Value, End of Period                    $15.86      $ 14.63   $ 13.17   $12.15   $  9.90
Total Return**                                             8.40%       11.04%     8.41%   22.81%   (1.74)%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)                $6,781      $ 3,662   $ 2,198   $2,436   $   893
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                6.47%        6.33%     6.75%    5.53%     4.69%

---------------
   * Per unit information has been computed using average units outstanding throughout each year.
  ** Not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
  (1)Period May 1, 1997, (inception) to December 31, 1997.
  (2)Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

                                                                      High-Yield
                                                                     Sub-Account
          For the year or period ended December 31             1998     1997     1996(1)
----------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $12.90   $ 11.19   $ 10.00
Income from Operations:
  Net investment income/(loss)                                  1.23       .90       .55
  Net realized and unrealized gain/(loss) on investment        (1.16)      .81       .64
                                                              ------   -------   -------
Total Income/(Loss) from Operations                              .07      1.71      1.19
                                                              ======   =======   =======
Accumulation Unit Value, End of Period                        $12.97   $ 12.90   $ 11.19
Total Return**                                                  .61%    15.22%    11.91%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)                    $2,979   $ 2,913   $   659
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                    9.21%     7.37%     7.88%

                                                                         Money Market
                                                                          Sub-Account
          For the year or period ended December 31             1998      1997     1996    1995(2)
-------------------------------------------------------------------------------------------------
Accumulation Unit Value, Beginning of Period                  $ 11.23   $10.74   $10.30   $10.00
Income from Operations:
  Net investment income/(loss)                                    .52      .49      .44      .30
  Net realized and unrealized gain/(loss) on investment            --       --       --       --
                                                              -------   ------   ------   ------
Total Income/(Loss) from Operations                               .52      .49      .44      .30
                                                              =======   ======   ======   ======
Accumulation Unit Value, End of Period                        $ 11.75   $11.23   $10.74   $10.30
Total Return**                                                  4.68%    4.49%    4.28%    3.03%
Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)                    $16,399   $7,369   $6,095   $1,725
Ratio of Net Investment Income/(Loss) to Average Net
  Assets***                                                     4.55%    4.43%    4.19%    4.42%

---------------
   * Per unit information has been computed using average units outstanding throughout each year.
  ** Not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
  (1)Period May 1, 1996, (inception) to December 31, 1996.
  (2)Period May 1, 1995, (inception) to December 31, 1995.

See Notes to Financial Statements.

Notes - to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          The WRL Series Annuity Account B (the "Account") was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account encompasses the Janus Retirement Advantage, a tax-deferred variable annuity contract (the "Contracts") issued by WRL. The Account contains eleven investment options referred to as Sub-Accounts. Each Sub-Account invests in the corresponding portfolio ("Portfolio") of Janus Aspen Series (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

          The Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

          On May 1, 1998, WRL made an initial depositor's equity contribution of $30,000 to the Growth and Income Sub-Account for which it received 3,000 units.

          On September 28, 1998, pursuant to an exemptive order (Rel. No. IC-23417) received from the Securities and Exchange Commission for the substitution of securities issued by the Trust and held by the Account to support individual flexible premium deferred variable annuity contracts, investments were transferred from the Short-Term Bond Sub-Account to the Money Market Sub-Account.

          The following significant accounting policies, which are in conformity with generally accepted accounting principles, have been consistently used in preparation of the Account's financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS The investments in the Trust's shares are stated at the closing net asset value ("NAV") per share as determined by the Trust on December 31, 1998. Investment transactions are accounted for on the trade date, using the Portfolio NAV per share next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

          B. FEDERAL INCOME TAXES The operations of the Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current law, the investment income of the Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision of federal income taxes has been made.

2. CHARGES AND DEDUCTIONS

          Charges are assessed by WRL in connection with the issuance and administration of the Contracts.

          A. CONTRACT CHARGES On each anniversary through the maturity date, WRL will deduct an annual contract charge as partial compensation for providing administrative services under the Contracts. Deduction of the annual contract charge is currently waived when the account value on the anniversary is equal to or greater than $25,000.

          B. ANNUITY SUB-ACCOUNT CHARGE A daily charge equal to an annual rate of .65% of average daily net assets of each Sub-Account is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

3. DIVIDENDS AND DISTRIBUTIONS

          Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in a Portfolio is reflected daily in the accumulation unit value used to calculate the equity value within the Annuity Account B. Consequently, a dividend distribution by an underlying Portfolio does not change either the accumulation unit value or equity values with the Annuity Account B.

4. SECURITIES TRANSACTIONS

          Securities transactions are summarized as follows:

          For the period ended December 31, 1998 (in thousands)

                                                                Purchases        Proceeds from sales
Sub-Account                                                   of securities         of securities
----------------------------------------------------------------------------------------------------
Growth                                                           $12,655               $ 7,123
Aggressive Growth                                                 12,224                14,176
Capital Appreciation                                              10,821                 2,956
International Growth                                              14,037                17,107
Worldwide Growth                                                  53,709                50,711
Balanced                                                           6,550                 3,345
Equity Income                                                      6,116                 2,535
Growth and Income(1)                                               4,712                 1,044
Flexible Income                                                    6,651                 3,529
High-Yield                                                         4,557                 4,905
Money Market                                                      87,424                76,787

---------------
  (1)Period May 1, 1998, (inception) to December 31, 1998.

5. OTHER MATTERS

   At December 31, 1998, net unrealized appreciation/depreciation on investments are as follows (in thousands):

Sub-Account
-------------------------------------------------
Growth                                    $10,876
Aggressive Growth                           5,702
Capital Appreciation                        3,049
International Growth                          802
Worldwide Growth                            6,246
Balanced                                    4,068

Sub-Account
-------------------------------------------------
Equity Income                             $ 1,996
Growth and Income                             616
Flexible Income                               (45)
High-Yield                                   (265)
Money Market                                  N/A

Report - of Independent Accountants

          The Board of Directors of Western Reserve Life
          Assurance Co. of Ohio Contract Owners of the Janus
          Retirement Advantage WRL Series Annuity Account B

          In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Janus Retirement Advantage WRL Series Annuity Account B (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Account") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for the opinion expressed above.

          PricewaterhouseCoopers LLP

          Boston, Massachusetts
          January 29, 1999

Report - of independent auditors

          The Board of Directors
          Western Reserve Life Assurance Co. of Ohio

          We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

          As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

          In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

          However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

          Des Moines, Iowa
          February 19, 1999

Balance - sheets - statutory basis

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             (DOLLARS IN THOUSANDS)

                                                                    December 31
                                                                 1998         1997
-------------------------------------------------------------------------------------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments                             $   73,808   $   13,896
  Bonds                                                          184,697      255,919
  Common stocks:
     Affiliated entities (cost: 1998 - $243; 1997 - $150)            704          319
     Other (cost: 1998 and 1997 - $302)                              384          428
  Mortgage loans on real estate                                    9,916        4,824
  Home office properties                                          34,583       19,964
  Investment properties                                           11,594           --
  Policy loans                                                   112,982       76,741
  Other invested assets                                              396           --
                                                              ----------   ----------
          Total cash and invested assets                         429,064      372,091
Premiums deferred and uncollected                                    900        1,928
Accrued investment income                                          2,867        4,088
Transfers from separate accounts                                 350,633      279,958
Cash surrender value of life insurance policies                   45,445           --
Other assets                                                       9,239        5,221
Separate account assets                                        6,999,290    4,814,594
                                                              ----------   ----------
          Total admitted assets                               $7,837,438   $5,477,880
                                                              ==========   ==========

See accompanying notes.

                                                                    December 31
                                                                 1998         1997
-------------------------------------------------------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
     Life                                                     $  231,596   $  186,523
     Annuity                                                     265,418      296,290
  Policy and contract claim reserves                               9,233       10,929
  Other policyholders' funds                                      38,080        3,877
  Remittances and items not allocated                             20,569        9,184
  Federal income taxes payable                                     5,716        2,283
  Asset valuation reserve                                          2,848        2,436
  Interest maintenance reserve                                     9,684        9,134
  Short-term note payable to affiliate                            44,200        8,200
  Payable to affiliate                                            37,907        1,925
  Other liabilities                                               31,151       19,257
  Separate account liabilities                                 6,997,456    4,812,979
                                                              ----------   ----------
          Total liabilities                                    7,693,858    5,363,017
Commitments and contingencies
Capital and surplus:
  Common stock, $1.00 par value, 1,500 shares authorized,
     issued and outstanding                                        1,500        1,500
  Paid-in surplus                                                120,107       88,015
  Unassigned surplus                                              21,973       25,348
                                                              ----------   ----------
          Total capital and surplus                              143,580      114,863
                                                              ----------   ----------
          Total liabilities and capital and surplus           $7,837,438   $5,477,880
                                                              ==========   ==========

See accompanying notes.

Statements - of operations - statutory basis

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             (DOLLARS IN THOUSANDS)

                                                                     Year ended December 31
                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life                                                     $  476,053   $  394,370   $  293,590
     Annuity                                                     794,841      822,149      740,125
  Net investment income                                           36,315       40,013       36,067
  Amortization of interest maintenance reserve                       744        1,576        1,335
  Commissions and expense allowances on reinsurance ceded         15,333           11           11
  Other income                                                    67,751        3,016       13,398
                                                              ----------   ----------   ----------
                                                               1,391,037    1,261,135    1,084,526
Benefits and expenses:
  Benefits paid or provided for:
     Life                                                         42,982       28,060       21,256
     Surrender benefits                                          551,528      431,939      286,406
     Other benefits                                               31,280       28,112       23,270
     Increase (decrease) in aggregate reserves for policies
       and contracts:
       Life                                                       42,940       29,485       80,139
       Annuity                                                   (30,872)     (35,940)      12,877
       Other                                                      32,178          794          422
                                                              ----------   ----------   ----------
                                                                 670,036      482,450      424,370
     Insurance expenses:
       Commissions                                               205,939      179,106      140,261
       General insurance expenses                                102,611       70,546       47,406
       Taxes, licenses and fees                                   15,545       13,101       10,848
       Net transfer to separate accounts                         402,618      519,214      452,471
       Other expenses                                                 59           21           60
                                                              ----------   ----------   ----------
                                                                 726,772      781,988      651,046
                                                              ----------   ----------   ----------
                                                               1,396,808    1,264,438    1,075,416
                                                              ----------   ----------   ----------
Gain (loss) from operations before federal income taxes
  (benefit) and realized capital gains (losses) on
  investments                                                     (5,771)      (3,303)       9,110
Federal income tax expense (benefit)                                (347)         469        9,297
                                                              ----------   ----------   ----------
Loss from operations before realized capital gains (losses)
  on investments                                                  (5,424)      (3,772)        (187)
Net realized capital gains (losses) on investments (net of
  related federal income taxes and amounts transferred to
  interest maintenance reserve)                                    1,494          747         (811)
                                                              ----------   ----------   ----------
Net loss                                                      $   (3,930)  $   (3,025)  $     (998)
                                                              ==========   ==========   ==========

See accompanying notes.

Statements - of changes in capital and surplus -
             statutory basis

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             (DOLLARS IN THOUSANDS)

                                                                                                  Total
                                                              Common   Paid-In    Unassigned   Capital and
                                                              Stock    Surplus     Surplus       Surplus
----------------------------------------------------------------------------------------------------------
Balance at January 1, 1996                                    $1,500   $ 68,015    $28,424      $ 97,939
  Net loss for 1996                                               --         --       (998)         (998)
  Net unrealized capital gains                                    --         --      1,294         1,294
  Change in non-admitted assets                                   --         --        199           199
  Change in asset valuation reserve                               --         --       (120)         (120)
  Change in surplus in separate accounts                          --         --        237           237
  Change in reserve valuation                                     --         --     (2,995)       (2,995)
                                                              ------   --------    -------      --------
Balance at December 31, 1996                                   1,500     68,015     26,041        95,556
  Net loss for 1997                                               --         --     (3,025)       (3,025)
  Change in non-admitted assets                                   --         --       (702)         (702)
  Change in asset valuation reserve                               --         --      3,274         3,274
  Change in surplus in separate accounts                          --         --     (2,115)       (2,115)
  Change in reserve valuation                                     --         --     (1,872)       (1,872)
  Capital contribution                                            --     20,000         --        20,000
  Tax effect of capital loss carry-forward utilized by
     affiliates                                                   --         --      3,747         3,747
                                                              ------   --------    -------      --------
Balance at December 31, 1997                                   1,500     88,015     25,348       114,863
  Net loss for 1998                                               --         --     (3,930)       (3,930)
  Net unrealized capital gains                                    --         --        248           248
  Change in non-admitted assets                                   --         --     (1,815)       (1,815)
  Change in asset valuation reserve                               --         --       (412)         (412)
  Change in surplus in separate accounts                          --         --       (341)         (341)
  Change in reserve valuation                                     --         --     (2,132)       (2,132)
  Capital contribution                                            --     32,092         --        32,092
  Settlement of prior period tax returns                          --         --        353           353
  Tax benefits on stock options exercised                         --         --      4,654         4,654
                                                              ------   --------    -------      --------
Balance at December 31, 1998                                  $1,500   $120,107    $21,973      $143,580
                                                              ======   ========    =======      ========

See accompanying notes.

Statements - of cash flows - statutory basis

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             (DOLLARS IN THOUSANDS)

                                                                     Year ended December 31
                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance         $1,356,732   $1,223,898   $1,046,548
Net investment income                                             38,294       43,802       38,666
Life and accident and health claims                              (44,426)     (26,005)     (20,655)
Surrender benefits and other fund withdrawals                   (551,528)    (431,939)    (286,406)
Other benefits to policyholders                                  (31,231)     (28,147)     (22,129)
Commissions, other expenses and other taxes                     (326,080)    (262,901)    (196,373)
Net transfers to separate accounts                              (461,982)    (596,347)    (658,326)
Federal income taxes received (paid)                              11,956        5,006       (9,449)
Interest paid                                                         --         (731)          --
Other, net                                                        (7,109)     (14,901)      28,325
                                                              ----------   ----------   ----------
Net cash used in operating activities                            (15,374)     (88,265)     (79,799)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds and preferred stocks                                     143,449      146,963      122,820
  Mortgage loans on real estate                                      221        2,116          132
  Real estate                                                         --           --        4,304
  Other                                                               --           --          175
                                                              ----------   ----------   ----------
                                                                 143,670      149,079      127,431
Cost of investments acquired
  Bonds and preferred stocks                                     (68,202)     (40,418)     (26,826)
  Common stocks                                                      (93)        (150)          (4)
  Mortgage loans on real estate                                   (5,313)        (891)          --
  Real estate                                                    (26,213)     (12,002)      (7,837)
  Policy loans                                                   (36,241)     (24,137)     (15,479)
  Other                                                             (414)          --           (5)
                                                              ----------   ----------   ----------
                                                                (136,476)     (77,598)     (50,151)
                                                              ----------   ----------   ----------
Net cash provided by investing activities                          7,194       71,481       77,280
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate                  36,000        8,200           --
Capital contribution                                              32,092       20,000           --
                                                              ----------   ----------   ----------
Net cash provided by financing activities                         68,092       28,200           --
                                                              ----------   ----------   ----------
Increase (decrease) in cash and short-term investments            59,912       11,416       (2,519)
Cash and short-term investments at beginning of year              13,896        2,480        4,999
                                                              ----------   ----------   ----------
Cash and short-term investments at end of year                $   73,808   $   13,896   $    2,480
                                                              ==========   ==========   ==========

See accompanying notes.

Notes - to financial statements - statutory basis

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          ORGANIZATION. Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

          NATURE OF BUSINESS. The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

          BASIS OF PRESENTATION. The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

          The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values;
          (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary;
          (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

          In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

          Other significant statutory accounting practices are as follows:

          CASH AND CASH EQUIVALENTS. For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

          INVESTMENTS. Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

          Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

          During 1998, 1997 and 1996, net realized capital gains of $1,294, $3,259 and $2,394, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $744, $1,576 and $1,335 for the years ended December 31, 1998, 1997 and 1996, respectively.

          Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1998, 1997 and 1996, with respect to such practices.

          AGGREGATE RESERVES FOR POLICIES. Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

          The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

          Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from
          5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

          POLICY AND CONTRACT CLAIM RESERVES. Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

          SEPARATE ACCOUNTS. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,240,858, $1,164,013 and $997,513 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

          STOCK OPTION PLAN. AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

          RECLASSIFICATIONS. Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

          Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

          The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

          Investment Securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

          Mortgage Loans and Policy Loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

          Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

          Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

          The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                              December 31
                                                                  1998                          1997
                                                       Carrying Value   Fair Value   Carrying Value   Fair Value
----------------------------------------------------------------------------------------------------------------
ADMITTED ASSETS
Cash and short-term investments                          $   73,808     $   73,808     $   13,896     $   13,896
Bonds                                                       184,697        192,556        255,919        267,763
Common stocks, other than affiliates                            384            384            428            428
Mortgage loans on real estate                                 9,916         10,390          4,824          5,143
Policy loans                                                112,982        112,982         76,741         76,741
Separate account assets                                   6,999,290      6,999,290      4,814,594      4,814,594
LIABILITIES
Investment contract liabilities                             297,349        294,105        280,121        276,113
Separate account annuities                                5,096,680      5,038,296      3,615,255      3,565,557

3. INVESTMENTS

          The carrying value and estimated fair value of investments in debt securities are as follows:

                                                                           Gross        Gross      Estimated
                                                              Carrying   Unrealized   Unrealized     Fair
                                                               Value       Gains        Losses       Value
------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
Bonds:
  United States Government and agencies                       $  4,749    $    83       $   --     $  4,832
  State, municipal and other government                          3,234        117           --        3,351
  Public utilities                                              18,792        818          251       19,359
  Industrial and miscellaneous                                  96,332      6,685          577      102,440
  Mortgage-backed securities                                    61,590      1,235          251       62,574
                                                              --------    -------       ------     --------
          Total bonds                                         $184,697    $ 8,938       $1,079     $192,556
                                                              ========    =======       ======     ========
DECEMBER 31, 1997
Bonds:
  United States Government and agencies                       $  3,675    $     9       $   30     $  3,654
  State, municipal and other government                          3,855        360           --        4,215
  Public utilities                                              15,794        904          403       16,295
  Industrial and miscellaneous                                 121,513      7,700          710      128,503
  Mortgage-backed securities                                   111,082      4,198          184      115,096
                                                              --------    -------       ------     --------
          Total bonds                                         $255,919    $13,171       $1,327     $267,763
                                                              ========    =======       ======     ========

          The carrying value and fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                         Estimated
                                                              Carrying     Fair
                                                               Value       Value
----------------------------------------------------------------------------------
Due in one year or less                                       $  2,706   $  2,743
Due one through five years                                      61,340     64,696
Due five through ten years                                      43,233     45,352
Due after ten years                                             15,828     17,191
                                                              --------   --------
                                                               123,107    129,982
Mortgage and other asset backed securities                      61,590     62,574
                                                              --------   --------
                                                              $184,697   $192,556
                                                              ========   ========

          A detail of net investment income is presented below:

                                                                Year ended December 31
                                                               1998      1997      1996
-----------------------------------------------------------------------------------------
Interest on bonds                                             $17,150   $25,723   $33,969
Dividends on equity investments from subsidiary                13,233    10,855        --
Interest on mortgage loans                                        499       478       559
Rental income on real estate                                    2,839     1,371       919
Interest on policy loans                                        6,241     4,656     3,339
Other investment income                                           540        26         9
                                                              -------   -------   -------
Gross investment income                                        40,502    43,109    38,795
Investment expenses                                            (4,187)   (3,096)   (2,728)
                                                              -------   -------   -------
Net investment income                                         $36,315   $40,013   $36,067
                                                              =======   =======   =======

          Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                                  Year ended December 31
                                                                1998       1997       1996
--------------------------------------------------------------------------------------------
Proceeds                                                      $143,449   $146,963   $122,820
                                                              ========   ========   ========
Gross realized gains                                          $  4,641   $  3,921   $  2,984
Gross realized losses                                              899        626        791
                                                              --------   --------   --------
Net realized gains                                            $  3,742   $  3,295   $  2,193
                                                              ========   ========   ========

          At December 31, 1998, bonds with an aggregate carrying value of $4,297 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

          Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                       Realized
                                                                Year ended December 31
                                                               1998      1997      1996
-----------------------------------------------------------------------------------------
Debt securities                                               $ 3,742   $ 3,295   $ 2,193
Real estate                                                        --        --      (606)
Other invested assets                                             (18)       --        (4)
                                                              -------   -------   -------
                                                                3,724     3,295     1,583
Tax expense                                                      (936)     (711)       --
Transfer to interest maintenance reserve                       (1,294)   (3,259)   (2,394)
                                                              -------   -------   -------
Net realized gains (losses)                                   $ 1,494   $   747   $  (811)
                                                              =======   =======   =======

                                                                 Change in Unrealized
                                                                Year ended December 31
                                                               1998     1997      1996
----------------------------------------------------------------------------------------
Debt securities                                               $(3,985)  $(896)  $(14,442)
Common stock                                                      248      --        (66)
                                                              -------   -----   --------
Change in unrealized appreciation (depreciation)              $(3,737)  $(896)  $(14,508)
                                                              =======   =====   ========

          Gross unrealized gains (losses) on common stocks were as follows:

                                                                     Unrealized
                                                               Year ended December 31
                                                               1998     1997     1996
--------------------------------------------------------------------------------------
Unrealized gains                                               $579     $295     $295
Unrealized losses                                               (36)      --       --
                                                               ----     ----     ----
Net unrealized gains                                           $543     $295     $295
                                                               ====     ====     ====

          During 1998, the Company issued one mortgage loan with an interest rate of 6.71%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 75%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

          During 1998, 1997 and 1996, no mortgage loans were foreclosed and transferred to real estate. During 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $112 and $54, respectively.

          At December 31, 1998, the Company had no investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

4. REINSURANCE

          The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
Direct premiums                                               $1,345,752   $1,219,271   $1,034,757
Reinsurance assumed                                                  461        2,389        2,063
Reinsurance ceded                                                (75,319)      (5,141)      (3,105)
                                                              ----------   ----------   ----------
Net premiums earned                                           $1,270,894   $1,216,519   $1,033,715
                                                              ==========   ==========   ==========

          The Company received reinsurance recoveries in the amount of $5,260, $2,288 and $2,156 during 1998, 1997 and 1996, respectively. At
          December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,003 and $2,721, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,849 and $1,369, respectively.

5. INCOME TAXES

          For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

          Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before income taxes (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                               1998      1997      1996
----------------------------------------------------------------------------------------
Computed tax (benefit) at federal statutory rate (35%)        $(2,019)  $(1,156)  $3,189
Deferred acquisition costs - tax basis                          9,672     9,164    7,172
Tax reserve valuation                                           1,513      (194)    (696)
Excess tax depreciation                                          (442)     (127)     (65)
Amortization of IMR                                              (260)     (552)    (467)
Dividend received deduction                                    (6,657)   (5,326)      --
Prior year over-accrual                                        (2,322)   (1,541)      (9)
Other, net                                                        168       201      173
                                                              -------   -------   ------
Federal income tax expense (benefit)                          $  (347)  $   469   $9,297
                                                              =======   =======   ======

          Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

          Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

          At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

          In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53.

6. POLICY AND CONTRACT ATTRIBUTES

          A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                               December 31
                                                                      1998                    1997
                                                                           Percent                 Percent
                                                                Amount     of Total     Amount     of Total
-----------------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal with market value
  adjustment                                                  $   12,810              $   13,812       1%
Subject to discretionary withdrawal at book value less
  surrender charge                                                76,289       1%         68,376       2
Subject to discretionary withdrawal at market value            5,096,680      94       3,615,255      91
Subject to discretionary withdrawal at book value (minimal
  or no charges or adjustments)                                  210,270       4         201,457       5
Not subject to discretionary withdrawal provision                 15,681       1          16,572       1
                                                              ----------     ---      ----------     ---
                                                               5,411,730     100%      3,915,472     100%
                                                                             ===                     ===
Less reinsurance ceded                                             1,131                      --
                                                              ----------              ----------
Total policy reserves on annuities and deposit fund
  liabilities                                                 $5,410,599              $3,915,472
                                                              ==========              ==========

          A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                 1998         1997        1996
-------------------------------------------------------------------------------------------------
Transfers as reported in the summary of operations of the
  separate accounts statement:
  Transfers to separate accounts                              $1,240,858   $1,164,013   $ 997,513
  Transfers from separate accounts                               847,507      646,477     339,523
                                                              ----------   ----------   ---------
Net transfers to separate accounts                               393,351      517,536     657,990
Reconciling adjustments - change in accruals for investment
  management, administration fees and contract guarantees,
  and separate account surplus                                     9,267        1,678    (205,519)
                                                              ----------   ----------   ---------
Transfers as reported in the summary of operations of the
  life, accident and health annual statement                  $  402,618   $  519,214   $ 452,471
                                                              ==========   ==========   =========

          Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                              Gross    Loading    Net
---------------------------------------------------------------------------------------
DECEMBER 31, 1998
Ordinary direct renewal business                              $1,101    $201     $  900
                                                              ------    ----     ------
                                                              $1,101    $201     $  900
                                                              ======    ====     ======
DECEMBER 31, 1997
Ordinary direct first year business                           $    2    $  1     $    1
Ordinary direct renewal business                               1,350     140      1,210
Group life direct business                                       717      --        717
                                                              ------    ----     ------
                                                              $2,069    $141     $1,928
                                                              ======    ====     ======

          In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132, $1,872 and $2,995 was made for the years ended December 31, 1998, 1997 and 1996, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

          The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or
          (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $14,657.

8. RETIREMENT AND COMPENSATION PLANS

          The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $917, $659 and $581 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

          The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $632, $448 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

          AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

          In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $99 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

          The Company shares certain officers, employees and general expenses with affiliated companies.

          The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $12,763, $10,040 and $10,038, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1998, 1997 and 1996, the Company received $5,125, $4,395 and $3,271, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $33,449 and $1,925 at December 31, 1998 and 1997, respectively.

          Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.74% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,090, $364 and $138, respectively, to affiliates.

          The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

          At December 31, 1998 and 1997, the Company had short-term note payables to an affiliate of $44,200 and $8,200, respectively. Interest on these notes ranged from 5.13% to 5.54% at December 31, 1998 and was 5.60% at December 31. 1997.

          During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1998, the cash surrender value of these policies is $45,445.

10. COMMITMENTS AND CONTINGENCIES

          The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

          The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,489 and $4,007 and an offsetting premium tax benefit of $828 and $1,070 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(74), $0 and $212 at December 31, 1998, 1997 and 1996, respectively.

11. YEAR 2000 (UNAUDITED)

          The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

          The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

          The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

          The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

          The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond.

          For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

          The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

          The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                              December 31, 1998      Year ended
                                                                Total Capital     December 31, 1998
                                                                 and Surplus      Net Income/(Loss)
---------------------------------------------------------------------------------------------------
Amounts reported in Annual Statement                              $148,038             $   528
Adjustment to federal income tax benefit                            (4,458)             (4,458)
                                                                  --------             -------
Amounts reported herein                                           $143,580             $(3,930)
                                                                  ========             =======

Schedule - I

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       SUMMARY OF INVESTMENTS OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1998

                                                                                    Amount at Which
                                                                                     Shown in the
Type of Investment                                            Cost(1)     Value      Balance Sheet
---------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities                                              $ 19,899   $ 20,673      $ 19,899
  States, municipalities and political subdivisions              6,676      6,930         6,676
  Public utilities                                              18,792     19,359        18,792
  All other corporate bonds                                    139,330    145,594       139,330
                                                              --------   --------      --------
          Total fixed maturities                               184,697    192,556       184,697
EQUITY SECURITIES
Common stocks:
  Affiliated entities                                              243                      704
  Industrial, miscellaneous and all other                          302                      384
                                                              --------   --------      --------
          Total equity securities                                  545                    1,088
Mortgage loans on real estate                                    9,916                    9,916
Real estate                                                     34,583                   34,583
Policy loans                                                   112,982                  112,982
Other invested assets                                              396                      396
Cash and short-term investments                                 73,808                   73,808
Investment properties                                           11,594                   11,594
                                                              --------                 --------
          Total investments                                   $429,655                 $429,064
                                                              ========                 ========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Schedule - III

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                                                  Benefits,
                                                                                                Claims, Losses
                                        Future Policy   Policy and                    Net            and           Other
                                        Benefits and     Contract      Premium     Investment     Settlement     Operating
                                          Expenses      Liabilities    Revenue      Income*        Expenses      Expenses*
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Individual life                           $221,050        $ 8,624     $  474,120    $ 9,884        $122,542      $230,368
Group life                                  10,546            100          1,933        723           1,962         2,281
Annuity                                    265,418            509        794,841     25,708         545,532        91,505
                                          --------        -------     ----------    -------        --------      --------
                                          $497,014        $ 9,233     $1,270,894    $36,315        $670,036      $324,154
                                          ========        =======     ==========    =======        ========      ========
YEAR ENDED DECEMBER 31, 1997
Individual life                           $177,088        $ 9,533     $  390,452    $13,742        $ 88,738      $176,303
Group life                                   9,435            805          3,918        810           3,986         3,292
Annuity                                    296,290            591        822,149     25,461         389,726        83,179
                                          --------        -------     ----------    -------        --------      --------
                                          $482,813        $10,929     $1,216,519    $40,013        $482,450      $262,774
                                          ========        =======     ==========    =======        ========      ========
YEAR ENDED DECEMBER 31, 1996
Individual life                           $145,964        $ 7,017     $  289,375    $ 8,228        $125,861      $124,181
Group life and health                        9,202            713          4,215      3,940           3,828         2,818
Annuity                                    332,230            854        740,125     23,899         294,681        71,576
                                          --------        -------     ----------    -------        --------      --------
                                          $487,396        $ 8,584     $1,033,715    $36,067        $424,370      $198,575
                                          ========        =======     ==========    =======        ========      ========

---------------

 * Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Schedule - IV

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

                                                                                                            Percentage
                                                                                                            of Amount
                                                           Ceded to Other    Assumed From         Net        Assumed
                                            Gross Amount     Companies      Other Companies     Amount        to Net
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force                     $51,064,173      $9,862,460       $       --      $41,201,713       0.0%
                                            ===========      ==========       ==========      ===========     =====
Premiums:
  Individual life                           $   493,633      $   19,512       $       --      $   474,121       0.0%
  Group life and health                           1,691             220              461            1,932      23.8
  Annuity                                       850,428          55,587               --          794,841       0.0
                                            -----------      ----------       ----------      -----------     -----
                                            $ 1,345,752      $   75,319       $      461      $ 1,270,894       .03%
                                            ===========      ==========       ==========      ===========     =====
YEAR ENDED DECEMBER 31, 1997
Life insurance in force                     $40,221,361      $6,776,447       $2,692,822      $36,137,736       7.5%
                                            ===========      ==========       ==========      ===========     =====
Premiums:
  Individual life                           $   395,361      $    4,910       $       --      $   390,452       0.0%
  Group life and health                           1,761             231            2,389            3,918      61.0
  Annuity                                       822,149              --               --          822,149       0.0
                                            -----------      ----------       ----------      -----------     -----
                                            $ 1,219,271      $    5,141       $    2,389      $ 1,216,519       0.2%
                                            ===========      ==========       ==========      ===========     =====
YEAR ENDED DECEMBER 31, 1996
Life insurance in force                     $28,168,880      $4,463,986       $2,210,601      $25,915,495       8.5%
                                            ===========      ==========       ==========      ===========     =====
Premiums:
  Individual life                           $   292,239      $    2,863       $       --      $   289,376       0.0%
  Group life and health                           2,393             242            2,063            4,214      49.0
  Annuity                                       740,125              --               --          740,125       0.0
                                            -----------      ----------       ----------      -----------     -----
                                            $ 1,034,757      $    3,105       $    2,063      $ 1,033,715       0.2%
                                            ===========      ==========       ==========      ===========     =====

WRL Series Annuity Account B

                                     PART C

                                OTHER INFORMATION

Item 24.    FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements

                  The financial statements for the WRL Series Annuity Account B and for Western Reserve Life Assurance Co. of Ohio ("Western Reserve") are included in Part B.

            (b)   Exhibits

                  (1) Copy of resolution of the Board of Directors of Western Reserve establishing the Series Account. 1/

                  (2)   Not Applicable.

                  (3)   Distribution of Contracts

                         (a) Form of Master Agreement. 3/

                         (b) Amendment to Master Agreement 6/
                         (c) Form of Participation Agreement. 3/
                         (d) Principal Underwriting and Distribution Agreement.
                             6/
                         (e) First Amendment to Principal Underwriting and
                             Distribution Agreement 6/
                         (f) Broker-Dealer Selling Agreement. 6/

                  (4) Form of Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract. 1/

                  (5)   (a) Application Form for Flexible Payment Variable
                            Accumulation Deferred Annuity Contract. 3/
                        (b) Endorsement (Form END00117-04/95). 4/

                  (6)   (a) Copy of Second Amended Articles of Incorporation
                            of Western Reserve. 1/

                        (b) Copy of Amended Code of Regulations of Western
                            Reserve. 1/

                  (7)   Not Applicable.

                  (8)   Not Applicable.

                  (9) Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered. 4/

                  (10)  (a) Written Consent of Sutherland Asbill & Brennan LLP

                        (b) Written Consent of Ernst & Young LLP

                        (c) Written Consent of PricewaterhouseCoopers LLP

                  (11)   Not Applicable.

                  (12)   Not Applicable.

                  (13)   Schedules for Computation of Performance Quotations. 2/

                  (14)   Not Applicable.

                  (15)  (a) Powers of Attorney 4/
                        (b) Power of Attorney - James R. Walker 5/

-------------------------------------
1/ This exhibit was previously filed on Form N-4 Registration Statement dated May 25, 1993 and is incorporated herein by reference.
2/ This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 29, 1993 (File No. 33-49550) and is incorporated herein by reference.
3/ This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated August 18, 1993 (File No. 33-63246) and is incorporated herein by reference.
4/ This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-4 Registration Statement dated April 28, 1995 (File No. 33-63246) and is incorporated herein by reference.
5/ This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-4 Registration Statement dated April 23, 1997 (File No. 33-63246) and is incorporated herein by reference.

6/ This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.



Item 25.          DIRECTORS AND OFFICERS OF THE DEPOSITOR

                            PRINCIPAL               POSITION AND OFFICES
       NAME              BUSINESS ADDRESS               WITH DEPOSITOR
       ----              ----------------           ----------------------

John R. Kenney                  (1)                 Chairman of the Board,
                                                    Chief Executive Officer
                                                    and President

Patrick S. Baird         4333 Edgewood Rd. N.E.     Director
                         Cedar Rapids, Iowa 52499

Lyman H. Treadway        30195 Chagrin Blvd.        Director
                         Suite 210N
                         Cleveland, Ohio  44124

-------------------------
(1)  570 Carillon Parkway, St. Petersburg, Florida  33716

                            PRINCIPAL               POSITION AND OFFICES
       NAME              BUSINESS ADDRESS               WITH DEPOSITOR
       ----              ----------------           --------------------

James R. Walker          3320 Office Park Drive     Director
                         Dayton, Ohio  45439

Jack E. Zimmerman        507 St. Michel Circle      Director
                         Kettering, Ohio  45429

Alan M. Yaeger                  (1)                 Executive Vice President,
                                                    Actuary, and Chief Financial
                                                    Officer

G. John Hurley                  (1)                 Executive Vice President
                                                    and Chief Operating Officer

William H. Geiger               (1)                 Senior Vice President,
                                                    Secretary and General
                                                    Counsel

Allan J. Hamilton               (1)                 Vice President, Treasurer
                                                    and Controller

-------------------------
(1)  570 Carillon Parkway, St. Petersburg, Florida  33716


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

VERENGING AEGON Netherlands Membership Association
AEGON N.V. Netherlands Corporation  (53.63%)
   AEGON Netherland N.V. Netherlands Corporation (100%)
   AEGON Nevark Holding B.V. Netherlands Corporation (100%)
   Groninger Financieringen B.V. Netherlands Corporation (100%)
   AEGON International N.V. Netherlands Corporation (100%)
       Voting Trust - (Trustees - K.J. Storm, Donald J. Shepard, H.B. Van
         Wijk, Dennis Hersch)
       AEGON U.S. Holding Corporation (DE) (100%)
         Short Hills Management Company (NJ) (100%)
         CORPA Reinsurance Company (NY) (100%)
         AEGON Management Company (IN) (100%)
         RCC North America Inc. (DE) (100%)

       AEGON USA, Inc. - Holding Co. (IA) (100%)
         First AUSA Life Insurance Company - Insurance Holding Co. (MD) (100%)
           AUSA Life Insurance Company, Inc. - Insurance  (NY) (100%)
           Life Investors Insurance Company of America - Insurance  (IA) (100%)
             Bankers United Life Assurance Company - Insurance (IA) (100%)
           PFL Life Insurance Company - Insurance (IA) (100%)
           Southwest Equity Life Insurance Company - Insurance (AZ) (100% Voting
             Common)
           Iowa Fidelity Life Insurance Company - Insurance  (AZ) (100% Voting
             Common)
           Western Reserve Life Assurance Co. of Ohio - Insurance  (OH) (100%)

               WRL Series Fund, Inc. - Mutual fund  (MD)
           Monumental Life Insurance Company - Insurance  (MD) (100%)
               Monumental General Casualty Company - Insurance (MD) (100%) United Financial Services, Inc. - General Agency (MD) (100%) Bankers Financial Life Insurance Company - Insurance (AZ) The Whitestone Corporation - Insurance agency (MD) (100%)
           Cadet Holding Corp. - Holding company  (IA) (100%)

      AUSA Holding Company - Holding company (MD) (100%)
           Monumental General Insurance Group, Inc. - Holding company (MD)
             (100%)
           Monumental General Administrators, Inc. - Provides management services to unaffiliated third party administrator  (MD) (100%)
               Executive Management and Consultant Services, Inc. - Provides
                 actuarial consulting services (MD) (100%)
           Monumental General Mass Marketing, Inc. - Marketing arm for sale of mass marketed insurance coverage's  (MD) (100%)
           AUSA Financial Markets, Inc. - Marketing  (IA) (100%)
           Universal Benefits Corporation - Third party administrator  (IA)
             (100%)
           Investors Warranty of America, Inc. - Provider of automobile extended maintenance contracts  (IA) (100%)
           Massachusetts Fidelity Trust Company - Trust company (IA) (100%) Money Services, Inc. - Provides financial counseling for employees and agents of affiliated companies  (DE) (100%)
           Zahorik Company, Inc. - Broker-dealer  (CA) (100%)
                ZCI, Inc. (AL) (100%)
           InterSecurities, Inc. - Broker-dealer  (DE) (100%)
                ISI Insurance Agency Inc. & its Subsidiaries  - Insurance
                  agency (CA) (100%)
                Associated Mariner Financial Group, Inc. - Holding company management services (MI) (100%)
                    Mariner Financial Services, Inc. - Broker/Dealer  (MI)(100%)
                       Mariner/ISI Planning Corporation - Financial planning
                        (MI) (100%)
                      Associated Mariner Agency, Inc. and its Subsidiaries-
                        Insurance agency  (MI) (100%)
                      Mariner Mortgage Corporation - Mortgage origination  (MI)
                        (100%)
           Idex Investor Services, Inc. - Shareholder services  (FL) (100%)
           IDEX Management, Inc. - Investment adviser  (DE) (50%)
                IDEX Series Fund - Mutual fund (MA)
           Transunion Casualty Company - Insurance  (IA) (100%)
           AUSA Institutional Marketing Group, Inc. - Insurance agency  (MN)
             (100%)
           Colorado Annuity Agency, Inc. - Insurance agency (MN) (100%) Diversified Investment Advisors, Inc. - Registered investment advisor
             (DE) (100%)
                Diversified Investors Securities Corporation - Broker-dealer
                  (DE) (100%)
            AEGON USA Securities, Inc. - Broker-dealer  (IA) (100%)
                AEGON USA Managed Portfolios, Inc. - Mutual fund  (MD)
            American Forum for Fiscal Fitness, Inc. - Marketing (IA) (100%) Supplemental Insurance Division, Inc. - Insurance (TN) (100%) Creditor Resources, Inc. - Credit insurance (MI) (100%)
                CRC Creditor Resources Canadian Dealer Network Inc. - Insurance
                  agency (Canada)
            AEGON USA Investment Management, Inc. - Investment advisor  (IA)
              (100%)
            AEGON USA Realty Advisors, Inc. - Provides real estate
              administrative and real estate investment services  (IA) (100%)
                 QUANTRA Corporation - (DE) (100%)
                     QUANTRA Software Corporation - (DE) (100%)
                 Landauer Realty Advisors, Inc. - Real estate counseling  (IA)
                   (100%)

            Landauer Associates, Inc. - Real estate counseling (DE) (100%)
            AEGON USA Realty Management, Inc. - Real estate management  (IA)
              (100%)
            Realty Information Systems, Inc. - Information systems for real estate investment management  (IA) (100%)
            USP Real Estate Investment Trust - Real estate investment trust (IA) Cedar Income Fund Ltd. - Real estate investment trust (IA)


  Item 27.  NUMBER OF CONTRACTOWNERS.


       As of March 31, 1999, 4,464 non-qualified contracts and 100 qualified contracts were In Force.



  Item 28.  INDEMNIFICATION

       Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          OHIO GENERAL CORPORATION LAW

       SECTION 1701.13  AUTHORITY OF CORPORATION.

       (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

       (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

            (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

            (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

       (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

       (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions
  (E)(1) and (2) of this section. Such determination shall be made as follows:

            (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

            (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

            (c)  By the shareholders;

            (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

       Any determination made by the disinterested directors under division
  (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

       (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and
  (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
  (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

            (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

            (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

            (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

       (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

       (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

       (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions
  (E)(5), (6), or (7).

       (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           SECOND AMENDED ARTICLES OF INCORPORATION OF WESTERN RESERVE

                                 ARTICLE EIGHTH

       EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

       (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

       (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

       (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections
  (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

       (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

       (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

       (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

       (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

       (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 AMENDED CODE OF REGULATIONS OF WESTERN RESERVE

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

       Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  PRINCIPAL UNDERWRITER

(a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Contracts. AFSG currently serves as principal underwriter for the PFL Endeavor VA Separate Account, the PFL Retirement Builder Variable Annuity Account, the PFL Life Variable Annuity Account A, the PFL Wright Variable Annuity Account, the AUSA Endeavor Variable Annuity Account, Separate Account C of First Providian Life and Health Insurance Company, and the Separate Account I, Separate Account II, and Separate Account V of Providian Life and Health Insurance Company, the WRL Series Life Account, the WRL Series Annuity Account and the AUSA Series Life Account.


(b)      Directors and Officers of AFSG

                             PRINCIPAL            POSITION AND OFFICES
    NAME                   BUSINESS ADDRESS         WITH UNDERWRITER
    ----                   ----------------       --------------------

Larry N. Norman                  (1)            Director and President

Harvey E. Willis                 (1)            Vice President and Secretary

Lisa Wachendorf                  (1)            Compliance Officer

Debra C. Cubero                  (1)            Vice President

Gregory J. Garvin                (1)            Vice President

Michael F. Lane                  (1)            Vice President

Sara J. Stange                   (1)            Director and Vice President

Brenda K. Clancy                 (1)            Vice President

Michael G. Ayers                 (1)            Treasurer/Controller

Colleen S. Lyons                 (1)            Assistant Secretary

John F. Reesor                   (1)            Assistant Secretary

Anne Spaes                       (1)            Vice President

Priscilla I. Hechler             (2)            Assistant Vice President and
                                                Assistant Secretary

Thomas E. Pierpan                (2)            Assistant Secretary

Richard C. Hicks                 (2)            Assistant Vice President
                                                and Assistant Secretary

Nancy C. Hassett                 (2)            Assistant Secretary

Gina A. Babka                    (2)            Assistant Secretary

-----------------------------------------------------------------------------
(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202.

     (c)   Compensation to Principal Underwriter

           Not Applicable


Item 30. LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 31. MANAGEMENT SERVICES

           Not Applicable

Item 32. UNDERTAKINGS

           Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Item 33. Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on this 22nd day of April, 1999.


                                   WRL SERIES ANNUITY ACCOUNT B
                                   (Registrant)

                                   By:  /s/ JOHN R. KENNEY
                                      -----------------------------------------
                                    John R. Kenney, Chairman of the Board,
                                    Chief Executive Officer and President of
                                    Western Reserve Life Assurance Co. of Ohio


                                   WESTERN RESERVE LIFE ASSURANCE
                                   CO. OF OHIO
                                   (Depositor)

                                   By:  /s/ JOHN R. KENNEY
                                      -----------------------------------------
                                   John R. Kenney, Chairman of the Board,
                                   Chief Executive Officer and President



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


     SIGNATURE                    TITLE                       DATE
     ---------                    -----                       ----

/s/ JOHN R. KENNEY         Chairman of the Board,        April 22, 1999
--------------------       Chief Executive Officer
John R. Kenney             and President
                           (Principal Executive
                           Officer)

/s/ ALLAN J. HAMILTON      Vice President, Treasurer     April 22, 1999
---------------------      and Controller
Allan J. Hamilton

/s/ ALAN M. YAEGER         Executive Vice President,     April 22, 1999
---------------------      Actuary and Chief Financial
Alan M. Yaeger */          Officer

/s/ PATRICK S. BAIRD       Director                      April 22, 1999
---------------------
Patrick S. Baird */

/s/ JAMES R. WALKER        Director                      April 22, 1999
---------------------
James R. Walker */

/s/ LYMAN H. TREADWAY      Director                      April 22, 1999
---------------------
Lyman H. Treadway */

/s/JACK E. ZIMMERMAN       Director                      April 22, 1999
---------------------
Jack E. Zimmerman */


*/ /s/ THOMAS E. PIERPAN
   ----------------------
   Signed by Thomas E. Pierpan
      As Attorney-in-fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                      POST-EFFECTIVE AMENDMENT NO. 7 TO THE
                             REGISTRATION STATEMENT
                                   ON FORM N-4

                          WRL SERIES ANNUITY ACCOUNT B
                            REGISTRATION NO. 33-63246

                                  EXHIBIT INDEX

EXHIBIT                     DESCRIPTION
  NO.                       OF EXHIBIT


(10)(a)                     Consent of Sutherland Asbill & Brennan LLP

(10)(b)                     Consent of Ernst & Young LLP

(10)(c)                     Consent of PricewaterhouseCoopers LLP